                               AIM GROWTH SERIES
                            AIM EUROLAND GROWTH FUND
                            AIM MID CAP EQUITY FUND

                                AIM SERIES TRUST
                             AIM GLOBAL TRENDS FUND

                              AIM INVESTMENT FUNDS
                          AIM GLOBAL HEALTH CARE FUND
               AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND
                          AIM DEVELOPING MARKETS FUND
                           AIM STRATEGIC INCOME FUND

            11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 17, 2001

TO THE SHAREHOLDERS:

     Each of AIM Growth Series, AIM Investment Funds and AIM Series Trust (each, a Trust, and together, the Trusts) is holding a special meeting of shareholders on August 17, 2001 at 3:00 p.m., Central Time. The place of the meetings is the Trusts' offices at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     AIM Growth Series, a Delaware business trust, consists of five series portfolios. This notice and the accompanying proxy statement relate to two of these series, AIM Euroland Growth Fund and AIM Mid Cap Equity Fund. AIM Series Trust, a Delaware business trust, consists of one series portfolio. This notice and accompanying proxy statement relate to the sole series, AIM Global Trends Fund. AIM Investment Funds, a Delaware business trust, consists of nine series portfolios. This notice and the accompanying proxy statement relate to four of these series, AIM Global Health Care Fund, AIM Global Telecommunications and Technology Fund, AIM Developing Markets Fund and AIM Strategic Income Fund (each a Fund, collectively with AIM Euroland Growth Fund, AIM Mid Cap Equity Fund and AIM Global Trends Fund, the Funds). The purposes of the meetings are as follows:

(1) To elect twelve trustees of each Trust, each of whom will serve until his or her successor is elected and qualified;

(2) To approve a new investment advisory agreement with A I M Advisors, Inc. for each Fund;

(3) To approve a new sub-advisory agreement between A I M Advisors, Inc. and INVESCO Asset Management Limited for AIM Euroland Growth Fund and AIM Developing Markets Fund;

(4) To approve changing the fundamental investment restrictions of each Fund;

(5) To approve making the investment objective(s) of each Fund non-fundamental and changing the investment objectives of AIM Developing Markets Fund;

(6) To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for each Fund for the fiscal year ending in 2001; and

(7) To transact such other business as may properly come before the meeting.

     You may vote at the meeting if you are the record owner of shares of one or more of the Funds as of the close of business on May 30, 2001. If you attend the meeting, you may vote your shares in person. If you expect to attend the meeting in person, please notify us by calling 1-800-952-3502. If you do not expect to attend the meeting, please fill in, date, sign and return the proxy card (or cards) in the enclosed envelope which requires no postage if mailed in the United States. You may also vote by telephone or via the Internet at the Trusts' website at http://www.aimfunds.com.

     It is important that you return your signed proxy card promptly so that a quorum may be assured. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder Communications, Inc., reminding you to vote your shares.

     Thank you for your cooperation and continued support.

                                                         By order of the Boards,

                                                            /s/ CAROL F. RELIHAN

                                                                Carol F. Relihan
                                                                       Secretary

June 21, 2001

                                PROXY STATEMENT
                              DATED JUNE 21, 2001

                               AIM GROWTH SERIES
                            AIM EUROLAND GROWTH FUND
                            AIM MID CAP EQUITY FUND

                                AIM SERIES TRUST
                             AIM GLOBAL TRENDS FUND

                              AIM INVESTMENT FUNDS
                          AIM GLOBAL HEALTH CARE FUND
               AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND
                          AIM DEVELOPING MARKETS FUND
                           AIM STRATEGIC INCOME FUND

                            TOLL FREE: (800)454-0327
                          11 Greenway Plaza, Suite 100
                              Houston, Texas 77046

--------------------------------------------------------------------------------
                        SPECIAL MEETINGS OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 17, 2001
--------------------------------------------------------------------------------

WHO IS ASKING FOR MY VOTE?

     The Boards of Trustees (the Boards) of AIM Growth Series, AIM Investment Funds and AIM Series Trust (each a Trust, and together, the Trusts) are sending you and all other shareholders entitled to vote this proxy statement and the enclosed proxy card(s) on behalf of the series of the Trusts listed above. AIM Growth Series, a Delaware business trust, consists of five series portfolios. This proxy statement relates to two of these series, AIM Euroland Growth Fund and AIM Mid Cap Equity Fund. AIM Series Trust, a Delaware business trust, consists of one series portfolio. This proxy statement relates to the sole series, AIM Global Trends Fund. AIM Investment Funds, a Delaware business trust, consists of nine series portfolios. This proxy statement relates to four of these series, AIM Global Health Care Fund, AIM Global Telecommunications and Technology Fund, AIM Developing Markets Fund and AIM Strategic Income Fund (each, a Fund, collectively with AIM Euroland Growth Fund, AIM Mid Cap Equity Fund and AIM Global Trends Fund, the Funds). The Boards are soliciting your proxy to vote at the special meetings of shareholders of the Trusts (the meetings).

WHEN AND WHERE WILL THE MEETINGS BE HELD?

     The meetings will be held at the Trusts' offices at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, at 3:00 p.m., Central Time, on August 17, 2001. If you expect to attend the meeting in person, please notify the Trusts by calling 1-800-952-3502.

WHAT PROPOSALS APPLY TO MY FUND?

     The following table summarizes each proposal to be presented at the meeting and the Funds whose shareholders the Boards are soliciting with respect to each proposal:

                       PROPOSAL                                  AFFECTED FUNDS
                       --------                                  --------------
1.   Election of members to each Trust's Board of
     Trustees.........................................  All Funds
2.   Approval of a new investment advisory agreement
     with A I M Advisors, Inc.........................  All Funds
3.   Approval of a new sub-advisory agreement between
     A I M Advisors, Inc. and INVESCO Asset Management  AIM Euroland Growth Fund and AIM
     Limited..........................................  Developing Markets Fund only
4.   Approval of changing the Fund's fundamental
     restrictions.....................................  All Funds
5.   Approval of making the Fund's investment
     objective(s) non-fundamental and changing the
     investment objectives of AIM Developing Markets
     Fund.............................................  All Funds
6.   Ratify the Boards' selection of independent
     accountants......................................  All Funds
7.   Consideration of other matters properly coming
     before the meeting...............................  All Funds

WHO IS ELIGIBLE TO VOTE?

     The Boards are sending this proxy statement, the attached notice of meeting(s) and the enclosed proxy card(s) on or about June 21, 2001 to all shareholders entitled to vote. Shareholders who owned shares of beneficial interest in any Fund at the close of business on May 30, 2001 (the record date), are entitled to vote. Shareholders of other portfolio series of AIM Growth Series and AIM Investment Funds are also entitled to vote at those Trusts' respective meetings. The vote on Proposal 1 will be by all shareholders of each Trust; all other votes will be by shareholders of the applicable Fund. Each share of beneficial interest in a Fund that you own entitles you to one vote on each proposal set forth in the table above that applies to that Fund (a fractional share has a fractional vote).

WHAT ARE THE DIFFERENT WAYS I CAN VOTE?

  Voting by Proxy

     Whether you plan to attend the meeting or not, the Boards urge you to complete, sign and date the enclosed proxy card(s) and to return it promptly in the envelope provided. Returning the proxy card(s) will not affect your right to attend the meeting and vote.

     The Boards have named Robert H. Graham and Gary T. Crum as proxies. If you properly fill in your proxy card(s) and send it to the applicable Trust in time to vote, your proxies will vote your shares as you have directed. If you sign the proxy card(s) but do not make specific choices, your proxies will vote your shares with respect to Proposals 1 through 6 as recommended by the Board of your Trust.

     If any other matter is properly presented, your proxies will vote in accordance with their best judgment. At the time this proxy statement was printed, the Boards knew of no matters that needed to be acted on at the meeting other than those discussed in this proxy statement.

     If you appoint a proxy, you may revoke it at any time before it is exercised. You can do this by sending in another proxy with a later date or by notifying the Trust's secretary in writing before the meeting that you have revoked your proxy.

  Voting in Person

     If you do attend the meeting and wish to vote in person, you will be given a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the record date and authorizing you to vote.

  Voting by Telephone

     You may vote by telephone by following instructions that appear on the enclosed proxy materials.

  Voting on the Internet

     You may also vote your shares on the Internet at the Funds' website at http://www.aimfunds.com by following instructions that appear on the enclosed proxy materials.

HOW DO THE BOARDS RECOMMEND THAT I VOTE?

     The Board of each Trust recommends that shareholders vote FOR each of the proposals applicable to its Funds described in this proxy statement.

WHAT IS THE QUORUM REQUIREMENT?

     A quorum of shareholders is necessary to hold a valid meeting. The presence in person or by proxy of shareholders entitled to cast one-third of all votes entitled to be cast at the meeting shall constitute a quorum at all meetings of the shareholders, except with respect to any matter which by law or governing instruments of the Trust requires the separate approval of a particular Fund, in which case the holders of one-third of the shares of such Fund entitled to vote on the matter shall constitute a quorum.

     Under rules applicable to broker-dealers, if your broker holds your shares in its name, the broker will be entitled to vote your shares on Proposals 1 and 6 (election of trustees and ratification of selection of accountants) even if it has not received instructions from you. The Funds expect that your broker will not be entitled to vote on Proposals 2 through 5 (approving a new advisory agreement for each Fund, approving a new sub-advisory agreement for AIM Euroland Growth Fund and AIM Developing Markets Fund, changing each Fund's investment restrictions, and making each Fund's investment objective(s) non-fundamental and changing the investment objectives of AIM Developing Markets Fund), unless it has received instructions from you. If your broker does not vote your shares on Proposals 2 through 5 because it has not received instructions from you, these shares will be considered broker non-votes.

     Broker non-votes and abstentions with respect to any proposal will count as present for establishing a quorum.

     The number of outstanding shares, on the record date, for each class of each series of each Trust is in Exhibit A.

WHAT IS THE VOTE NECESSARY TO APPROVE EACH PROPOSAL?

     The affirmative vote of a plurality of votes cast by the shareholders of a Trust is necessary to elect the trustees, meaning that the nominees receiving the most votes will be elected (Proposal 1). In an uncontested election for trustees, the plurality requirement is not a factor.

     The affirmative vote of a majority of the outstanding voting securities of a Fund, as defined in the Investment Company Act of 1940, as amended (the 1940
Act), is required to:

     - approve a new advisory agreement with A I M Advisors, Inc. (Proposal 2);

     - approve a new sub-advisory agreement between A I M Advisors, Inc. and INVESCO Asset Management Limited for AIM Euroland Growth Fund and AIM Developing Markets Fund (Proposal 3);

     - approve changing the Fund's fundamental investment restrictions (Proposal
       4); and

     - approve making the Fund's investment objective(s) non-fundamental and changing the investment objectives of AIM Developing Markets Fund (Proposal 5).

     The 1940 Act defines a majority of the outstanding voting securities of a fund (a 1940 Act majority) as the lesser of (a) the vote of holders of 67% or more of the voting securities of the fund present in person or by proxy, if the holders of more than 50% of the outstanding voting securities of the fund are present in person or by proxy, or (b) the vote of the holders of more than 50% of the outstanding voting securities of the fund. Broker non-votes and abstentions will be considered to be present at the meeting and therefore will have the same effect as votes against Proposals 2 through 5.

     The affirmative vote of a majority of votes cast by shareholders of a Fund is necessary to ratify the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants (Proposal 6). For Proposal 6, abstentions will not count as votes cast and will have no effect on the outcome of the vote.

CAN THE MEETINGS BE ADJOURNED?

     The proxies may propose to adjourn the meeting to permit further solicitation of proxies or for other purposes. Any such adjournment will require the affirmative vote of a majority of the votes cast. Shares in favor of a proposal will be voted in favor of any adjournment on that proposal, and shares against a proposal will be voted against any adjournment of that proposal.

HOW CAN I OBTAIN MORE INFORMATION ABOUT THE FUNDS?

     UPON YOUR REQUEST, EACH FUND WILL FURNISH YOU A FREE COPY OF ITS MOST RECENT ANNUAL REPORT AND THE MOST RECENT SEMIANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY. YOU SHOULD DIRECT YOUR REQUEST TO A I M FUND SERVICES, INC. AT P.O. BOX 4739, HOUSTON, TX 77210-4739 OR CALL 1-800-347-4246.

                        PROPOSAL 1: ELECTION OF TRUSTEES

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THE ELECTION OF TRUSTEES?

     As noted above, trustees will be elected by a plurality of the shares of each Trust. Proposal 1 will be voted on by the shareholders of all series that constitute each of the Trusts. For AIM Growth Series and AIM Investment Funds, there are additional shareholders of other series, along with those receiving this proxy statement, who constitute the shareholders of those Trusts.

WHO ARE THE NOMINEES FOR TRUSTEE?

     For election of trustees at the meeting, each Board has approved the nomination of: Robert H. Graham, Frank S. Bayley, Ruth H. Quigley, Bruce L. Crockett, Owen Daly II, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar, each to serve as trustee until his or her successor is elected and qualified.

     The proxies will vote for the election of these nominees unless you withhold authority to vote for any or all of them in the proxy. Each of the nominees has indicated that he or she is willing to serve as trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current trustees who are not interested persons of the Trusts, as defined in the 1940 Act (the independent trustees), may recommend.

     Messrs. Graham and Bayley and Miss Quigley are currently trustees of four investment companies -- each of the Trusts and AIM Floating Rate Fund (collectively, with their series portfolios, the AIM Group I Funds). Messrs. Graham and Bayley and Miss Quigley also serve as trustees of Global Investment Portfolio. Messrs. Crockett, Daly, Dowden, Dunn, Fields, Frischling, Pennock and Sklar and Dr. Mathai-Davis are not currently trustees of the AIM Group I Funds, but each serves as a director/trustee of the following twelve open-end management investment companies advised or managed by A I M Advisors, Inc.
(AIM): AIM Advisor Funds, AIM Equity Funds, AIM Funds Group, AIM International Funds, Inc., AIM Investment Securities Funds, AIM Special Opportunities Funds, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Variable Insurance Funds, Short-Term Investments Co., Short-Term Investments Trust and Tax-Free Investments Co. (these investment companies and their series portfolios, if any, are referred to collectively as the AIM Group II Funds; the AIM Group I Funds and the AIM Group II Funds together constitute the AIM Funds). Mr. Graham serves as Chairman, President and director/trustee of the AIM Group I Funds and the AIM Group II Funds. Shortly after the shareholder meeting, Mr. Bayley and Miss Quigley are expected to be appointed directors/trustees of the AIM Group II Funds. No trustee or nominee is a party adverse to the Trusts or any of their affiliates in any material pending legal proceedings, nor does any trustee or nominee have an interest materially adverse to the Trusts.

     The following table sets forth information concerning the nominees:

                                                      PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE       TRUSTEE SINCE               DURING PAST 5 YEARS
---------------------       -------------             -----------------------
*Robert H. Graham (54)    AIM Investment     Director, President and Chief Executive
11 Greenway Plaza         Funds: 8/31/98     Officer, A I M Management Group Inc.;
Suite 100                                    Director and President, A I M Advisors,
Houston, TX 77046-1173    AIM Growth         Inc.; Director and Senior Vice President,
                          Series: 8/31/98    A I M Capital Management, Inc., A I M
                                             Distributors, Inc., A I M Fund Services,
                          AIM Series         Inc. and Fund Management Company; and
                          Trust: 8/31/98     Director and Vice Chairman, AMVESCAP PLC
                                             (parent of AIM and a global investment
                                             management firm). Director/Trustee of the
                                             AIM Group I Funds and AIM Group II Funds.
**Frank S. Bayley (62)    AIM Investment     Partner, law firm of Baker & McKenzie;
Two Embarcadero Center    Funds: 5/30/87     Director and Chairman, C.D. Stimson
Suite 2400                                   Company (a private investment company);
San Francisco, CA 94111   AIM Growth         Trustee, The Badgley Funds. Trustee of
                          Series: 7/30/85    the AIM Group I Funds.
                          AIM Series Trust:
                          8/11/97
**Ruth H. Quigley (66)    AIM Investment     Private investor; formerly, President,
1055 California Street    Funds: 5/30/87     Quigley, Friedlander & Co., Inc. (a
San Francisco, CA 94108                      financial advisory services firm).
                          AIM Growth         Trustee of the AIM Group I Funds.
                          Series: 1/18/77
                          AIM Series
                          Trust: 8/11/97
Bruce L. Crockett (57)    N/A                Chairman, Crockett Technologies
906 Frome Lane                               Associates (consulting firm),
McLean, VA 22102                             DataPipe.com, NetSat28, Teletronics; and
                                             Director, ACE Limited (insurance
                                             company), Databid.com, IBNET, Multi-Cast
                                             Technologies (internet video streaming),
                                             Para-Protect Services Inc. (information
                                             system security), University of
                                             Rochester. Formerly, Director, President
                                             and Chief Executive Officer, COMSAT
                                             Corporation. Director/Trustee of the AIM
                                             Group II Funds.
***Owen Daly II (76)      N/A                Formerly, Director, Cortland Trust, Inc.
Six Blythewood Road                          (investment company), CF & I Steel Corp.,
Baltimore, MD 21210                          Monumental Life Insurance Company and
                                             Monumental General Insurance Company; and
                                             Chairman of the Board of Equitable
                                             Bancorporation. Director/Trustee of the
                                             AIM Group II Funds.

                                                                 PRINCIPAL OCCUPATION(S)
     NAME, ADDRESS AND AGE             TRUSTEE SINCE               DURING PAST 5 YEARS
     --------------------              -------------             -----------------------
     Albert R. Dowden (59)                  N/A          Chairman of the Board of Directors,
     1815 Central Park Drive                             Cortland Trust, Inc. (investment company)
     P.O. Box 774000-PMB #222                            and DHJ Media, Inc.; and Director,
     Steamboat Springs, CO                               Magellan Insurance Company. Formerly,
     80477                                               Director, President and Chief Executive
                                                         Officer, Volvo Group North America, Inc.;
                                                         Senior Vice President, AB Volvo; and
                                                         Director, The Hertz Corporation, Genmar
                                                         Corporation (boat manufacturer), National
                                                         Media Corporation and Annuity and Life Re
                                                         (Holdings), Ltd., Member of Advisory
                                                         Board of Rotary Power International.
                                                         Director/Trustee of the AIM Group II
                                                         Funds.

 ****Edward K. Dunn, Jr. (66)               N/A          Formerly, Chairman of the Board of
     2 Hopkins Plaza,                                    Directors, Mercantile Mortgage
     8th Floor, Suite 805                                Corporation; Vice Chairman of the Board
     Baltimore, MD 21201                                 of Directors, President and Chief
                                                         Operating Officer, Mercantile-Safe
                                                         Deposit & Trust Co.; and President,
                                                         Mercantile Bankshares Corp.
                                                         Director/Trustee of the AIM Group II
                                                         Funds.

     Jack M. Fields (49)                    N/A          Chief Executive Officer, Twenty First
     434 New Jersey Avenue, S.E.                         Century Group, Inc. (a governmental
     Washington, D.C. 20003                              affairs company); and Director, Telscape
                                                         International and Administaff
                                                         (professional employee provider).
                                                         Formerly, Member of the U.S. House of
                                                         Representatives and Chief Executive
                                                         Officer, Texana Global, Inc. (foreign
                                                         trading company). Director/Trustee of the
                                                         AIM Group II Funds.

*****Carl Frischling (64)                   N/A          Partner, Kramer Levin Naftalis & Frankel
     919 Third Avenue                                    LLP (law firm). Director, Cortland Funds
     New York, NY 10022                                  (investment companies) and Lazard Funds
                                                         (investment companies). Director/ Trustee
                                                         of the AIM Group II Funds.

     Prema Mathai-Davis (50)                N/A          Member, Visiting Committee, Harvard
     370 East 76th Street                                University Graduate School of Education,
     New York, NY 10021                                  New School University. Formerly, Chief
                                                         Executive Officer, YWCA of the USA;
                                                         Commissioner, New York City Department of
                                                         the Aging; and Commissioner, New York
                                                         City Metropolitan Transportation
                                                         Authority. Director/Trustee of the AIM
                                                         Group II Funds.

     Lewis F. Pennock (58)                  N/A          Partner, Pennock & Cooper (law firm).
     6363 Woodway, Suite 825                             Director/Trustee of the AIM Group II
     Houston, TX 77057                                   Funds.

     Louis S. Sklar (61)                    N/A          Executive Vice President, Development and
     The Williams Tower                                  Operations, Hines Interests Limited
     50th Floor                                          Partnership (real estate development).
     2800 Post Oak Blvd.                                 Director/Trustee of the AIM Group II
     Houston, TX 77056                                   Funds.

    * Mr. Graham is an interested person of AIM and the Trusts, as defined in the 1940 Act, primarily because of his positions with AIM and its affiliated companies, as set forth above, and through his ownership of stock of AMVESCAP PLC, which, through A I M Management Group Inc., owns all of the outstanding stock of AIM.

   ** Dates of service based on predecessor funds.

  *** The Boards have extended Mr. Daly's retirement date to December 31, 2001.

 **** The AIM Funds intend to seek a no-action letter or exemptive relief from the SEC to support the view that Mr. Dunn is not an interested person of the AIM Funds solely as a result of his position as a director of an insurance holding company that indirectly owns several broker-dealers who may offer shares of the AIM Funds.

***** The law firm of which Mr. Frischling is a partner is counsel to the independent directors/trustees of the AIM Group II Funds. It is expected that the same firm will become counsel to the independent trustees of the AIM Group I Funds. The AIM Funds intend to seek a no-action letter or exemptive relief from the SEC to support the view that Mr. Frischling is not an interested person of the AIM Funds solely as a result of his position as a partner of the law firm that acts as counsel to the independent directors/trustees of the AIM Group II Funds, which firm's fees are paid by the AIM Group II Funds.

WHAT ARE THE RESPONSIBILITIES OF THE BOARDS?

     The Boards are responsible for the general oversight of the Trusts' respective businesses. The Boards periodically review the Funds' investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Funds' service providers, including AIM and its affiliates. At least annually, the Boards review the fees paid by the Funds for these services and the overall level of the Funds' operating expenses.

WHY ARE TRUSTEES BEING ELECTED AT THE PRESENT TIME?

     Four trustees currently serve on the Board of each Trust. Mr. C. Derek Anderson, the fourth trustee of the AIM Group I Funds, has announced his intention to retire in 2001 to pursue other business interests. This would result in only three trustees remaining on the Boards.

     Each Board determined that the work of the Trusts required, and would be benefited by, a board larger than three trustees. Moreover, each Board noted the increasing complexity of its tasks and the increasing value of having trustees with a wide variety of backgrounds and experience to help decide the issues faced by the Board.

     Each Board has determined that it would be beneficial to have a board larger than three members. Expansion of the Boards requires shareholder approval because, under the 1940 Act, the Boards may fill vacancies or appoint new trustees only if, immediately thereafter, at least two-thirds of the trustees will have been elected by shareholders.

     The Boards and their Nominating Committees have met to discuss Board candidates and have recommended that the persons who currently serve as independent directors/trustees of the AIM Group II Funds be nominated for election as trustees of the Trusts. In making such recommendation, the Boards and their Nominating Committees took into consideration the knowledge, diversification of background and experience of the directors/trustees of the AIM Group II Funds. The Boards and their Nominating Committees also considered other benefits of consolidating the boards of the AIM Group I Funds and the AIM Group II Funds, including uniform oversight and standardization of policies. The Boards and their Nominating Committees also noted that administrative efficiencies may result from board consolidation, since having two separate boards results in duplication of expenses and management time in connection with administrative tasks related to board matters. The Boards and their Nominating Committees also concluded that consolidating the boards would result in a per-fund decrease in trustee costs to each of the AIM Group I Funds, since trustees' fees would be allocated across all funds included in The AIM Family of Funds --Registered Trademark--.

     In considering whether to consolidate the boards of the AIM Group I Funds and the AIM Group II Funds, the Boards and their Nominating Committees reviewed the compensation arrangements and retirement benefits currently available to directors/trustees of the AIM Group II Funds. The Boards and their Nominating Committees acknowledged that in order to add nine experienced and qualified trustees from the AIM Group II Funds, the AIM Group I Funds would need to offer trustees the same benefits that the AIM Group II Funds provide to their directors/trustees. Accordingly, the trustees of the AIM Group I Funds, at a meeting in person held June 12, 2001, approved deferred compensation arrangements and adopted a retirement plan for trustees of the AIM Group I Funds. The arrangements and plan are the same as those currently in effect for the AIM Group II Funds. Prior to adopting the retirement plan, the Boards and their Nominating Committees reviewed the costs associated with that plan. Because each participating AIM Fund accrues its portion of a trustee's retirement benefits on the basis of its net assets relative to total net assets for all participating AIM Funds, it was determined that adoption of the retirement plan would not materially increase the Trust's expenses.

     If elected by shareholders, the term of the new trustees of the AIM Group I Funds would begin as of the close of business on August 17, 2001.

     In connection with the consolidation of the boards, it is expected that Mr. Bayley and Miss Quigley would be appointed to the boards of the AIM Group II Funds, shortly after the shareholder meeting.

     AIM supports the Boards' decision to consolidate the boards of AIM Group I Funds and AIM Group II Funds.

HOW LONG CAN TRUSTEES SERVE ON THE BOARDS?

     Trustees generally hold office until their successors are elected and qualified. Pursuant to a policy adopted by the Boards, each duly elected or appointed independent trustee may continue to serve as trustee until December 31 of the year in which the trustee turns 72. A trustee of the Trusts may resign or may be removed for cause by a vote of the holders of a majority of the outstanding shares of that Trust at any time. A majority of the Boards may extend from time to time the retirement date of a trustee. Consistent with the action of the boards of the AIM Group II Funds, the Boards have agreed to extend the retirement date of Mr. Daly to December 31, 2001, if he is elected at the shareholder meeting. In making this decision, the Boards took into account Mr. Daly's experience and active participation as a director and trustee of the AIM Group II Funds.

WHAT ARE SOME OF THE WAYS IN WHICH THE BOARDS REPRESENT MY INTERESTS?

     The Boards seek to represent shareholder interests by:

     - reviewing each Fund's investment performance with its portfolio managers and senior management of AIM;

     - reviewing and approving annual contractual relationships of the Funds with their service providers, (e.g., AIM and its affiliates), which review and approval includes evaluating the quality of services provided to the Funds and the fees paid by the Funds;

     - monitoring potential conflicts between the Funds and AIM and its affiliates to help ensure that the Funds continue to be managed in the best interests of their shareholders; and

     - monitoring potential conflicts among the Funds and other AIM Funds to help ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

WHAT ARE THE COMMITTEES OF THE BOARDS?

     The standing committees of each Board are the Audit Committee and the Nominating Committee. The members of the Audit Committee and Nominating Committee are Miss Quigley and Messrs. Anderson and Bayley. Each Audit Committee is responsible for:

     - considering independent accountants for each Fund and evaluating such accountants' independence, performance and fees;

     - reviewing audit plans prepared by the Funds' independent accountants; and

     - reviewing financial statements contained in periodic reports to shareholders with the Funds' independent accountants and management.

     Each Nominating Committee is responsible for:

     - considering and nominating individuals to stand for election as independent trustees;

     - reviewing from time to time the compensation payable to the independent trustees; and

     - making recommendations to the Board regarding matters related to governance of the Trust and independent trustee policies, including retirement and/or ownership of Fund shares.

     Each Nominating Committee will consider nominees recommended by a shareholder to serve as trustee, provided (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected, and (ii) that the Nominating Committee or the Board, as applicable, shall make the final determination of persons to be nominated.

HOW OFTEN DO THE BOARDS MEET?

     The Boards typically conduct regular meetings eight times a year. In addition, the Boards or the committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

     During the fiscal year ended December 31, 2000 for AIM Series Trust, the Board held seven meetings, the Audit Committee held six meetings and the Nominating Committee did not hold any meetings. During the fiscal year ended December 31, 2000 for AIM Growth Series, the Board held eight meetings, the Audit Committee held six meetings and the Nominating Committee did not hold any meetings. During the fiscal year ended on October 31, 2000 for AIM Investment Funds, the Board held nine meetings, the Audit Committee held seven meetings and the Nominating Committee did not hold any meetings. All of the current trustees and committee members then serving attended at least 75% of the meetings of each Board or applicable committee, if any, held during the most recent fiscal year.

WHAT ARE THE TRUSTEES PAID FOR THEIR SERVICES?

     Each trustee is reimbursed for expenses incurred in connection with each meeting of the Boards or any committee attended. Each trustee who is not also an officer of the Trusts is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a trustee or director of some or all of the AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director/trustee, which consists of an annual retainer component and a meeting fee component.

Set forth below is information regarding compensation paid or accrued for each director/trustee:

                          AGGREGATE COMPENSATION
                            FROM THE TRUSTS(1)
                       -----------------------------                            TOTAL
                          AIM         AIM      AIM     RETIREMENT BENEFITS   COMPENSATION
                       INVESTMENT   GROWTH    SERIES     ACCRUED BY ALL        FROM ALL
DIRECTOR/TRUSTEE         FUNDS      SERIES    TRUST       AIM FUNDS(2)       AIM FUNDS(3)
----------------       ----------   -------   ------   -------------------   ------------
Robert H. Graham.....   $     0     $     0   $    0             N/A           $      0
Frank S. Bayley......   $65,351     $32,491   $3,415             N/A           $105,000
Ruth H. Quigley......   $65,351     $32,491   $3,415             N/A           $105,000
Bruce L. Crockett....   $     0     $     0   $    0        $ 60,951           $111,500
Owen Daly II.........   $     0     $     0   $    0        $ 97,195           $111,500
Albert R. Dowden.....   $     0     $     0   $    0        $      0           $ 13,435
Edward K. Dunn,
  Jr. ...............   $     0     $     0   $    0        $ 22,138           $111,500
Jack M. Fields.......   $     0     $     0   $    0        $ 23,019           $108,500
Carl Frischling(4)...   $     0     $     0   $    0        $107,507           $111,500
Prema Mathai-Davis...   $     0     $     0   $    0        $ 22,606           $111,500
Lewis F. Pennock.....   $     0     $     0   $    0        $ 67,995           $111,500
Louis S. Sklar.......   $     0     $     0   $    0        $ 87,538           $111,000

(1) Data reflects aggregate compensation received from the AIM Growth Series and AIM Series Trust for the fiscal year ended December 31, 2000 and from the AIM Investment Funds for the fiscal year ended October 31, 2000. The Trusts do not have a deferred compensation plan.

(2) Data reflects retirement benefits accrued by the directors/trustees of the AIM Group II Funds for the calendar year ended December 31, 2000. The trustees of the AIM Group I Funds currently accrue no retirement benefits. Upon the consolidation of the Boards of the AIM Group I Funds and the AIM Group II Funds, the trustees of the AIM Group I Funds will begin accruing retirement benefits.

(3) Mr. Graham, Mr. Bayley and Miss Quigley serve as trustees for the four AIM Group I Funds; Mr. Graham and the remaining nominees serve as directors/trustees of the twelve AIM Group II Funds. Data reflects total compensation earned during the calendar year ended December 31, 2000.

(4) During the calendar year ended December 31, 2000, the AIM Group II Funds paid $545,540 in legal fees for services rendered by Kramer Levin Naftalis & Frankel LLP to the independent directors/trustees of the AIM Group II Funds. Mr. Frischling is a partner in the firm.

  Retirement Plan for Trustees

     The boards of the AIM Group I Funds have adopted effective September 1, 2001, the retirement plan currently in effect for the AIM Group II Funds. Under the retirement plan, each director/trustee of an AIM Fund who attains the age of 72 in a year will retire by the end of such year, and each director/trustee who has at least five years of credited service as a director/trustee (including service to a predecessor fund) will be entitled to receive an annual retirement benefit. These retirement benefits are payable quarterly for a period of up to ten years. The retirement benefit will equal a maximum of 75% of the director's/trustee's annual retainer paid or accrued by any participating AIM Fund to such director/trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the AIM Funds and the director/trustee, and based on the number of such director's/trustee's years of service (not to exceed ten years). A death benefit is also available under the retirement plan that provides a surviving spouse with a quarterly installment of 50% of a deceased director's/trustee's retirement benefits for the same length of time that the director/trustee would have received based on his or her service. A director/trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

     Table 1 below shows estimated credited years of service under the retirement plan for each participating director/trustee as of December 31, 2000.

TABLE 1

                                                              ESTIMATED CREDITED
DIRECTOR/TRUSTEE                                               YEARS OF SERVICE
----------------                                              ------------------
Frank S. Bayley.............................................          15
Bruce L. Crockett...........................................          14
Owen Daly II................................................          14
Albert R. Dowden............................................           0
Edward K. Dunn, Jr. ........................................           3
Jack M. Fields..............................................           4
Carl Frischling.............................................          23
Prema Mathai-Davis..........................................           2
Lewis F. Pennock............................................          19
Ruth H. Quigley.............................................          24
Louis S. Sklar..............................................          11

     Table 2 below shows the aggregate estimated annual benefits payable by all AIM Funds upon retirement for specified years of service.

TABLE 2

NUMBER OF YEARS OF SERVICE                        ESTIMATED ANNUAL BENEFITS
WITH THE AIM FUNDS                                     UPON RETIREMENT
--------------------------                        -------------------------
10..............................................           $75,000
 9..............................................           $67,500
 8..............................................           $60,000
 7..............................................           $52,500
 6..............................................           $45,000
 5..............................................           $37,500

  Deferred Compensation Agreements

     The boards of the AIM Group I Funds have approved, effective September 1, 2001, deferred compensation arrangements identical to the deferred compensation agreement currently in effect for the AIM Group II Funds.

     If re-elected to the Boards, Miss Quigley and Mr. Bayley have the option to elect to execute a deferred compensation agreement. Messrs. Daly, Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (the deferring trustees) have each executed a deferred compensation agreement as directors/trustees of the AIM Group II Funds. The deferring trustees, pursuant to the agreements, have the option to elect to defer receipt of up to 100% of their compensation payable by the Trusts, assuming their election to the Boards, and such amounts are placed into a deferral account. Miss Quigley and Mr. Bayley will have the same option under a deferred compensation agreement. Currently, the deferring trustees may select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the deferring trustees' accounts will be paid in cash, in generally equal quarterly installments over a period of up to ten (10) years (depending on the agreement) beginning on the date selected under the compensation agreements. The Board, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the deferring trustee's retirement benefits commence under the retirement plan. Each Board may, in its sole discretion, accelerate or extend the distribution of such deferral accounts after the deferring trustee's termination of service as a trustee of the Trust. If a deferring trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The agreements are not funded, and, with respect to the payments of amounts held in the deferral accounts, the deferring trustees have the status of unsecured creditors of each Trust and of each AIM Fund from which they are deferring compensation.

WHAT ARE OFFICERS PAID FOR THEIR SERVICES?

     The Trusts do not pay their officers for the services they provide to the Trusts. Instead, the officers, who are also officers or employees of AIM or its affiliates, are compensated by A I M Management Group Inc. or its affiliates.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 1?

                EACH BOARD, INCLUDING THE INDEPENDENT TRUSTEES,
             UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1.

          PROPOSAL 2: APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 2 applies to the shareholders of each Fund.

WHAT AM I BEING ASKED TO APPROVE?

     The Board of each Trust recommends that you approve a new advisory agreement between AIM and the Trust for your Fund. The Boards are asking you to vote on these new agreements because the Trusts may amend their advisory agreements only with shareholder approval. A form of the Trusts' proposed Master Investment Advisory Agreement is in Exhibit B.

     The proposed advisory agreements amend the current advisory agreements by:

     - moving the provision of administrative services to a Master Administrative Services Agreement (or, with respect to AIM Global Trends Fund, omitting references to the provision of administrative services);

     - clarifying existing non-exclusivity provisions;

     - clarifying existing delegation provisions;

     - clarifying existing provisions regarding broker-dealer relationships (or, with respect to AIM Global Trends Fund, adding provisions regarding affiliated brokerage);

     - adding certain provisions relating to certain functions to be performed by AIM in connection with the Funds' securities lending program;

     - clarifying existing liability provisions; and

     - changing the state law that governs the agreement.

     At a meeting held on June 12, 2001, the Boards voted to recommend that shareholders approve a proposal to adopt the proposed advisory agreement for each Fund.

WHO IS THE FUNDS' INVESTMENT ADVISOR?

     AIM became the investment advisor for each of the Funds on the dates indicated in Exhibit D. The current advisory agreements, as amended, were executed, and the Funds' shareholders last voted on such agreements, on the dates indicated in Exhibit D. The Boards, including a majority of the independent trustees, last approved the current advisory agreements on June 12, 2001.

     AIM is a wholly owned subsidiary of A I M Management Group Inc., a holding company that has been engaged in the financial services business since 1976. The address of AIM and A I M Management Group Inc. is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. AIM was organized in 1976, and, together with its subsidiaries, advises or manages approximately 135 investment portfolios encompassing a broad range of investment objectives. A I M Management Group Inc. is an indirect wholly owned subsidiary of AMVESCAP PLC, 11 Devonshire Square, London EC2M 4YR, United Kingdom. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific region. A list of the principal executive officer and directors of AIM is in Exhibit E.

DO ANY OF THE TRUSTS' TRUSTEES OR EXECUTIVE OFFICERS HOLD POSITIONS WITH AIM?

     Robert H. Graham, Gary T. Crum, Carol F. Relihan, Melville B. Cox and Dana
R. Sutton, all of whom are directors and/or executive officers of the Trusts, also are directors and/or officers of AIM. Each of them also beneficially owns shares of AMVESCAP PLC and/or options to purchase shares of AMVESCAP PLC.

WHAT ARE THE TERMS OF THE CURRENT ADVISORY AGREEMENTS?

     Under the terms of the current advisory agreements for all of the Funds except AIM Global Trends Fund, AIM acts as investment manager and administrator for each Fund. As investment manager, AIM provides a continuous investment program for each Fund, including investment research and management with respect to all securities, investments and cash equivalents of a Fund. As administrator, AIM supervises all aspects of the operations of each Fund, and also provides each Trust with corporate, administrative and clerical personnel and office space and equipment. AIM will not be liable, and each Fund is required to indemnify AIM, for any loss suffered by a Trust or a Fund unless it results from the willful misfeasance, bad faith or gross negligence on the part of AIM or by AIM's reckless disregard of its duties.

     Under the terms of the current advisory agreement for AIM Global Trends Fund, AIM supervises all aspects of the Fund's operations and provides investment advisory services to the Fund. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Fund. AIM will not be liable to the Fund or its shareholders except in the case of AIM's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     The current advisory agreements for all of the Funds will continue in effect from year to year for a Fund only if such continuance is specifically approved at least annually by (i) the Board or the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (ii) the affirmative vote of a majority of independent trustees by votes cast in person at a meeting called for such purpose. The current advisory agreements provide that the Board, a majority of the outstanding voting securities of a Fund or AIM may terminate an agreement for a Fund on 60 days' written notice without penalty. The agreements terminate automatically in the event of their assignment.

     The current advisory agreement for each Fund provides that the Fund will pay or cause to be paid all of their expenses not assumed by AIM, including without limitation:

     - brokerage commissions;

     - taxes;

     - legal, accounting, auditing or governmental fees;

     - the cost of preparing share certificates;

     - custodian, transfer and shareholder service agent costs;

     - expenses of issue, sale, redemption and repurchase of shares;

     - expenses of registering and qualifying shares for sale;

     - expenses relating to trustee and shareholder meetings;

     - the cost of preparing and distributing reports and notices to shareholders;

     - the fees and other expenses incurred by the Fund in connection with membership in investment company organizations;

     - the cost of printing copies of prospectuses and statements of additional information distributed to the Fund's shareholders; and

     - all other charges and costs of the Fund's operations unless otherwise explicitly provided.

     AIM may from time to time waive or reduce its fee. AIM may rescind voluntary fee waivers or reductions at any time without further notice to investors. If, during any fiscal year, AIM has voluntarily waived or reduced fees,

AIM will retain its ability to be reimbursed for such fee waiver or reduction prior to the end of such fiscal year. If AIM has agreed to contractual fee waivers or reductions, AIM may not alter those arrangements to the Fund's detriment during the period stated in the agreement between AIM and a Trust with respect to a Fund.

     The annual rates at which AIM receives fees from each Fund under the current advisory agreements, the total net assets, the dollar amounts of advisory fees paid to AIM by each Fund net of any expense limitations or fee waivers, and the advisory fees (if any) waived by AIM for each Fund for the most recent fiscal year-end are in Exhibit F.

WHAT ADDITIONAL SERVICES ARE PROVIDED BY AIM AND ITS AFFILIATES?

     AIM and its affiliates also provide additional services to the Trusts and the Funds. AIM provides or arranges for others to provide accounting and administrative services to the Funds. A I M Distributors, Inc. serves as the principal underwriter for each of the Funds, and A I M Fund Services, Inc. serves as the Funds' transfer agent. These companies are wholly owned subsidiaries of AIM. Information concerning fees paid to AIM and its affiliates for these services is in Exhibit G.

WHAT ADVISORY FEES DOES AIM CHARGE FOR SIMILAR FUNDS IT MANAGES?

     The advisory fee schedules for other funds advised by AIM with similar investment objectives as the Funds are in Exhibit H.

WHAT ARE THE TERMS OF THE PROPOSED ADVISORY AGREEMENTS?

     The primary differences between the current advisory agreements and the proposed advisory agreements that the Boards approved are:

     - To move the provision of administrative services to a Master Administrative Services Agreement (or, with respect to AIM Global Trends Fund, to omit references to the provision of administrative services to the Fund by AIM, because such services are covered by a separate administrative services agreement between AIM and the Trust on behalf of the Fund);

     - To clarify non-exclusivity provisions that are set forth in the current advisory agreements;

     - To clarify existing delegation provisions that are set forth in the current advisory agreements;

     - To clarify existing provisions regarding broker-dealer relationships that are set forth in the current advisory agreements (or, with respect to AIM Global Trends Fund, to add provisions regarding affiliated brokerage);

     - To add certain provisions relating to certain functions to be performed by AIM in connection with the Funds' securities lending program;

     - To clarify that no Fund is liable for another Fund's obligations, and that AIM's liability to a Fund does not automatically extend to another Fund; and

     - To change the state law that governs the agreements.

     Each of these changes is discussed more fully below. Except for these changes and changes in the effective dates and the renewal dates, the terms of the current advisory agreements and the proposed advisory agreements are substantially similar.

  Administrative Services

     For all Funds except AIM Global Trends Fund, the Boards, in approving the proposed advisory agreements, have approved removing the provision of certain administrative services that are covered under the current advisory agreements, and consolidating those administrative services with each Fund's accounting services in a new Master Administrative Services Agreement. The primary reason for this change is to make the Funds' agreements consistent with similar agreements for the other AIM Funds. If shareholders approve the proposed advisory agreements, the Funds will continue to receive the same accounting and administration services they currently receive and at the same costs pursuant to the new Master Administrative Services Agreement. As a result, there would be no loss of services nor would there be any increase in costs borne by the Funds as a result of the transfer of administrative duties from the advisory agreements to the Master Administrative Services Agreement. Compensation under the Master Administrative Services Agreement may be increased by the Trusts' Boards without shareholder approval.

     Similarly, AIM Global Trends Fund and AIM are parties to a Master Administrative Services Agreement dated August 27, 1999, as amended on May 11, 2001. The current advisory agreement for AIM Global Trends Fund states that AIM may provide certain administrative services to the Fund at the Board's request. The Board has traditionally asked AIM to provide such services to the Fund. AIM then provides such services pursuant to the Master Administrative Services Agreement. The Board proposes to separate the advisory services and the administrative services that AIM provides to AIM Global Trends Fund, so that the provision of administrative services is dealt with solely in a Master Administrative Services Agreement. As a result, the proposed advisory agreement omits all references to the Master Administrative Services Agreement.

     Since the adoption of the Master Administrative Services Agreement will not change the administrative services that AIM provides to the Funds or the compensation AIM receives for providing administrative services, the Boards believe that this change is a matter of form rather than a substantive change in the relationship between AIM and the Trusts.

  Non-Exclusivity Provisions

     The current advisory agreements for the Funds, other than AIM Global Trends Fund, provide that the services furnished by AIM are not deemed to be exclusive and that AIM shall be free to furnish similar services to others so long as its services under an agreement are not impaired. The current advisory agreements also state that they shall not limit or restrict the right of any director or officer of AIM that is also a trustee, officer or employee of a Trust from engaging in any other business.

     Similarly, the current advisory agreement for AIM Global Trends Fund provides that neither AIM nor the trustees or officers of the Trust owe an exclusive duty to the Trust. The current advisory agreement expressly permits AIM to render investment advisory, administrative and other services to other entities (including investment companies). The current advisory agreement also expressly permits the trustees and officers of the Trust to serve as partners, officers, directors, or trustees of other entities (including other investment advisory companies).

     AIM has proposed and the trustees have agreed that the non-exclusivity provision in the current advisory agreements for the Funds should be divided into two separate provisions: one dealing with AIM and the other dealing with officers and trustees of the Trust. The non-exclusivity provisions of the proposed advisory agreements are substantially similar to the provisions in the current advisory agreements and provide that neither AIM nor the trustees or officers of a Trust owe an exclusive duty to the Trust. Further, AIM may render investment advisory, administrative and other services to other entities (including investment companies) and trustees and officers of the Trust may serve as partners, officers, directors or trustees of other entities (including other investment advisory companies). However, the proposed advisory agreements explicitly state that the Trusts recognize that AIM's obligations to other clients may adversely affect the Trusts' ability to participate in certain investment opportunities. The proposed advisory agreements also states that whenever the Trusts and one or more other investment companies or accounts advised by AIM have moneys available for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. In making allocations, AIM will comply with allocation procedures approved by the Boards.

  Delegation

     The proposed advisory agreements expand the extent to which AIM can delegate its rights, duties and obligations by expressly providing that AIM may delegate any or all of its rights, duties or obligations under the agreement to one or more sub-advisors rather than solely certain specified advisory services. They also provide that AIM may replace sub-advisors from time to time, in accordance with applicable federal securities laws, rules and regulations in effect or interpreted from time to time by the SEC or with exemptive orders or other similar relief. Any such delegation shall require approval by the applicable Board and the shareholders unless, in accordance with applicable federal securities laws, rules, interpretations and exemptions, AIM is not required to seek shareholder approval of the appointment of a sub-advisor.

  Broker-Dealer Relationships and Affiliated Brokerage

     The proposed advisory agreements specify the factors that AIM will consider in selecting broker-dealers to execute particular transactions, and also describe the factors AIM will consider in selecting broker-dealers where it has not delegated trading responsibilities to a sub-advisor. The broker-dealer relationship provisions of the current advisory agreements for the Funds (other than AIM Global Trends Fund) do not specify these factors.

     Although AIM does not currently execute trades through brokers or dealers that are affiliated with AIM, each proposed advisory agreement includes a new provision that would permit such trades, subject to compliance with applicable federal securities laws, rules, interpretations and exemptions. This provision does not appear in the current advisory agreement for AIM Global Trends Fund.

  Securities Lending

     If a Fund engages in securities lending, as several now do, AIM will provide it with investment advisory services and related administrative services. The proposed advisory agreements of the AIM Funds include a new provision that specifies the administrative services to be rendered by AIM if the Funds engage in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loans; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by each Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Boards with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

     In accordance with an exemptive order issued by the SEC, before a Fund may participate in a securities lending program, the respective Board must approve such participation. In addition, the respective Board must evaluate the securities lending arrangements annually, and must determine that it is in the best interests of the shareholders of the Fund to invest in AIM advised money market funds any cash collateral the Fund receives as security for the borrower's obligation to return the loaned securities. If a Fund invests the cash collateral in AIM advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds.

     AIM's compensation for advisory services rendered in connection with securities lending is included in the current advisory fee schedule. As compensation for the related administrative services AIM will provide, the Fund shall pay AIM a fee of not more than 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive this fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

  Limitation of Liability of AIM, the Trusts and Shareholders

     The proposed advisory agreements state that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the agreement on the part of AIM or any of its officers, directors, or employees, AIM shall not be subject to liability to a Trust or to a Fund or to any shareholders of a Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security. The proposed advisory agreements also state that no series of a Trust shall be liable for the obligations of other series of the Trust and the liability of AIM to one series of a Trust shall not automatically render AIM liable to any other series of the Trust. Consistent with Delaware law, the proposed advisory agreements include a new provision stating that AIM's obligations under the agreement are not binding on any shareholders of the Trusts individually and that shareholders are entitled to the same limitation on personal liability as shareholders of private corporations for profit. The primary reason for this change is to make the Funds' agreements consistent with similar agreements for the other AIM Funds.

  State Law Governing the Agreements

     Questions of state law under the current advisory agreements are governed by the laws of Delaware. Under the proposed advisory agreements, Texas law would apply. The Boards determined that, because the advisory services will primarily be provided in Texas, it was more appropriate to apply Texas law to the proposed advisory agreements. The primary reason for this change is to make the Funds' agreements consistent with similar agreements for the other AIM Funds.

WHAT DID THE TRUSTEES CONSIDER IN APPROVING THE ADVISORY AGREEMENTS?

     At the request of AIM, the Boards discussed the approval of the proposed advisory agreements at a meeting held on June 12, 2001. The independent trustees also discussed the approval of the proposed advisory agreement with independent counsel prior to the meeting. In evaluating the proposed advisory agreements, the Boards requested and received information from AIM to assist in its deliberations.

     The Boards considered the following factors in determining reasonableness and fairness of the proposed changes in the current advisory agreement with respect to each Fund.

     - The qualifications of AIM to provide investment advisory services. The Boards reviewed the credentials and experience of the officers and employees of AIM who provide investment advisory services to the Funds, and noted that the persons providing services to the Funds would not change if the new advisory agreement is approved by shareholders.

     - The range of advisory services provided by AIM. The Boards reviewed the services to be provided by AIM under the proposed advisory agreements, and noted that no changes in the level or type of services provided by AIM would occur if the proposed advisory agreements are approved by the shareholders, other than the provision by AIM of certain administrative services if a Fund engages in securities lending.

     - Qualifications of AIM to provide a range of management and administrative services. The Boards reviewed the general nature of the non-investment advisory services performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the Boards also considered the organizational structure employed by AIM and its affiliates to provide those services. The Boards reviewed the proposed elimination from the proposed advisory agreements of the provision by AIM of administrative services to the Funds (or, for AIM Global Trends Fund, the elimination of references to such administrative services). The Boards also reviewed the proposed form of Master Administrative Services Agreement, noted that the overall services to be provided under the existing arrangements and under the proposed Master Administrative Services Agreement are the same, and concluded that the overall accounting and administrative services to be provided by AIM would not change under the combination of the proposed advisory agreements and the Master Administrative Services Agreements.

     - The performance record of the Funds. The Boards determined that AIM has provided high quality services with respect to each Fund, after considering performance information that it received during the past year from AIM regarding the Funds. The Boards also determined that each Fund's performance would not have been affected if the proposed advisory agreement had been effect during the past fiscal year, since no changes to the advisory fees are being proposed, other than to permit AIM's receipt of fees for providing administrative services in connection with securities lending. Such fees would be paid only to the extent that a Fund engages in securities lending. The Boards noted that AIM currently intends to waive its right to receive any fees under the proposed investment advisory agreements for the administrative services it provides in connection with securities lending activities. The Boards also noted that AIM has agreed to seek each Board's approval prior to its receipt of all or a portion of such fees.

     - Advisory Fees and Expenses. At a previous meeting at which the Boards approved the annual renewal for the current advisory agreement, the Boards examined the expense ratio and the level of advisory fees for each Fund and compared them with those of other similar funds. The Boards concluded that each Fund's expense ratio and advisory fees were fair and reasonable in comparison with those of other similar funds and in light of the investment management services provided by AIM under the current advisory agreement. No changes to the advisory fees are being proposed under the proposed advisory agreement, other than to permit AIM's receipt of fees for providing administrative services in connection with securities lending.

     - The profitability of AIM. The Boards reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Boards noted that no changes to the advisory fees were being proposed, other than to permit AIM's receipt of fees for providing administrative services in connection with securities lending, and further noted that AIM currently intends to waive its right to receive any such fees and has agreed to seek each Board's approval prior to its receipt of all or a portion of such fees. The Boards also noted that, in accordance with an exemptive order issued by the SEC, before a Fund may participate in a securities lending program, the Boards must approve such participation. In addition, the Boards must evaluate the securities lending arrangements annually and determine that it is in the best interests of the shareholders of the Funds to invest in AIM advised money market funds any cash collateral a Fund receives as security for the borrower's obligation to return the loaned securities. If a Fund invests the cash collateral in AIM advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds. The Boards noted that the cash collateral relates to assets of a Fund that have already been invested, and the investment of the cash collateral is intended to benefit a Fund by providing it with additional income. The Boards also noted that an investment of the cash collateral in an AIM advised money market fund would have a positive effect on the profitability of AIM.

     - The terms of the proposed advisory agreements. The Boards reviewed the terms of the proposed advisory agreements, including changes being made to clarify non-exclusivity, delegation and liability provisions, to separate administrative services from advisory services, to have AIM assist the Funds if they engage in securities lending and to permit AIM to engage in brokerage transactions with affiliates. The Boards determined that these changes reflect the current environment in which each Fund operates, and that AIM should have the flexibility to take advantage of that environment.

     The Boards reached this conclusion after careful discussion and analysis. The Boards believe that they have carefully and thoroughly examined the pertinent issues and alternatives. In recommending that you approve the proposed advisory agreements, the independent trustees have considered what they believe to be in your best interests. In so doing, they were advised by independent counsel, retained by the independent trustees and paid for by the Trusts, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

WHEN WILL PROPOSAL 2 BE IMPLEMENTED?

     If approved, the proposed advisory agreements will become effective on September 1, 2001 and will expire, unless renewed, on or before June 30, 2003. If shareholders do not approve a proposed advisory agreement with respect to a Fund, the current advisory agreement will continue in effect for such Fund.

WHAT IS EACH BOARD'S RECOMMENDATION ON PROPOSAL 2?

                EACH BOARD, INCLUDING THE INDEPENDENT TRUSTEES,
             UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2.

               PROPOSAL 3: APPROVAL OF NEW SUB-ADVISORY AGREEMENT

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 3 only applies to shareholders of AIM Euroland Growth Fund (Euroland Growth Fund) and AIM Developing Markets Fund (Developing Markets
Fund).

WHAT AM I BEING ASKED TO APPROVE?

     The Boards recommend that you approve a new sub-advisory agreement between AIM and INVESCO Asset Management Limited (INVESCO). The Boards are asking you to vote on a new sub-advisory agreement because the sub-advisory agreement may only be amended with shareholder approval. The form of the proposed Master Intergroup Sub-Advisory Contract for Mutual Funds between AIM and Sub-Adviser is in Exhibit C.

     At meetings held on June 12, 2001, the Boards, including a majority of the independent trustees, voted to recommend that you approve a proposal to adopt a new sub-advisory agreement for your Fund.

WHO IS THE SUB-ADVISER?

     INVESCO is a company organized under the laws of England and Wales and has its principal office at 11 Devonshire Square, London, EC2M4YR, England. INVESCO is an indirect wholly owned subsidiary of AMVESCAP PLC and is an affiliate of AIM. INVESCO has been an investment advisor since 1967 and became the sub-advisor for AIM Euroland Growth Fund and AIM Developing Markets Fund on May 20, 1998. The current sub-advisory agreements, as amended, were executed, and the Funds' shareholders last voted on such agreements, on the dates indicated in Exhibit D. The Boards, including a majority of the independent trustees, last approved the current sub-advisory agreements at a meeting held on June 12, 2001. A list of INVESCO's principal executive officer and directors is in Exhibit E.

WHAT ARE THE TERMS OF THE CURRENT SUB-ADVISORY AGREEMENTS?

     Under the current sub-advisory agreements, INVESCO provides general investment advice and portfolio management to Euroland Growth Fund and Developing Markets Fund. Under the terms of its current sub-advisory agreement with each Fund, INVESCO, subject to the supervision of the trustees of the Trusts and AIM and in conformance with the stated policies of each Fund, manages the investment operations of these Funds. INVESCO not only makes investment decisions for each Fund, but also places the purchase and sale orders for the portfolio transactions of each Fund. INVESCO may follow a policy of considering sales of shares of each Fund as a factor in the selection of broker-dealers to execute portfolio transactions.

     Specifically, INVESCO is required to perform the following services under the current sub-advisory agreements:

     - To provide a continuous investment program for each Fund, including investment research and management, with respect to all of a Fund's assets with (i) the Trusts' Declaration of Trust, bylaws and registration statements, and (ii) the requirements of the 1940 Act, the rules thereunder, and all other applicable federal and state laws and regulations;

     - To determine what securities and other investments are to be purchased or sold for each Fund and the brokers and dealers through whom trades will be executed;

     - Whenever INVESCO simultaneously places orders to purchase or sell the same security on behalf of a Fund and one or more accounts advised by INVESCO, to allocate as to price and amount among all such accounts in a manner believed to be equitable to each account; and

     - To maintain all books and records with respect to the securities transactions of each Fund in compliance with the requirements of the 1940 Act and to furnish the Boards and AIM with periodic and special reports as the Boards or AIM reasonably may request.

     The current sub-advisory agreements will each continue from year to year for each Fund only if such continuance is specifically approved at least annually by (i) the Board or the vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act), and (ii) the affirmative vote of a majority of independent trustees cast at a meeting called for such purpose. The sub-advisory agreements are terminable on 60 days' written notice by either party thereto, by the Board, or by a vote of a majority of the outstanding voting securities of the Fund, and will terminate automatically if assigned.

     For the services to be rendered and the expenses to be assumed by INVESCO under the current sub-advisory agreements, AIM pays to INVESCO a fee that is computed daily and paid on or before the last day of each month on the basis of each Fund's net asset value, using for each daily calculation the most recently determined net asset value for each Fund. The annual rates at which INVESCO receives fees from AIM under the current sub-advisory agreements, the total net assets and the dollar amounts of sub-advisory fees paid to INVESCO or its predecessor by AIM, net of any expense limitations or fee waivers, for the most recent fiscal period or year ended are in Exhibit F.

HOW DO THE TERMS OF THE PROPOSED SUB-ADVISORY AGREEMENTS DIFFER FROM THE CURRENT SUB-ADVISORY AGREEMENTS?

     The proposed sub-advisory agreements differ from the current sub-advisory agreements primarily because they:

     - Clarify that the sub-advisor will provide a continuous investment program to all or a portion of the securities, investments and cash equivalents of a Fund. This change permits AIM to retain the right to manage all or some of the assets. For example, AIM may retain the right to provide a continuous investment program for each Fund's cash.

     - Explicitly acknowledge the sub-advisor's duty to maintain compliance procedures for the applicable Fund that the sub-advisor and AIM reason-ably believe are adequate to ensure the Fund's compliance with the 1940 Act and the investment objective(s) and policies of the Fund.

     - Revise the compensation section so that INVESCO would receive an annual fee, computed daily and paid monthly, at the rate of 40% of AIM's compensation on the sub-advised assets.

     - Omit provisions that each Fund will bear all expenses not specifically assumed by AIM and INVESCO that were incurred in its operations and offering of its shares.

     - Add provisions proportionately reducing the fee payable to INVESCO or requiring INVESCO to proportionately reimburse AIM, as applicable, in situations where AIM's compensation as adviser is reduced because of contractual fee waivers or expense limitations.

     - Add a notice provision that sets forth procedures with respect to how parties give notices to each other under the contract.

     - Change the governing state law from Delaware to Texas because the primary advisory services will take place in Texas.

     Except for the above changes, the terms of the current sub-advisory agreements and the proposed sub-advisory agreements are substantially similar.

WHAT FEES ARE CHARGED BY THE SUB-ADVISERS TO SIMILAR FUNDS ADVISED BY THEM?

     The advisory fee schedule for other Funds advised by INVESCO with similar investment objectives as these Funds are in Exhibit H.

WHAT FACTORS DID THE TRUSTEES CONSIDER IN APPROVING THE SUB-ADVISORY AGREEMENTS?

     At the request of AIM, the Boards discussed the approval of the proposed sub-advisory agreements at a meeting in person held on June 12, 2001. The independent trustees also discussed approval of the proposed sub-advisory agreements with independent counsel at that meeting. In evaluating the proposed sub-advisory agreements, the Boards requested and received information from AIM and INVESCO with respect to each Fund.

     The Boards considered the following factors in determining the reasonableness and fairness of the proposed changes in the current sub-advisory agreements with each Fund:

     - The qualifications of INVESCO to provide sub-advisory services. The Boards reviewed the credentials and experience of the officers and employees of INVESCO who provide sub-advisory services to each Fund, and noted that the persons providing services to each Fund would not change if the new sub-advisory agreements are approved by shareholders.

     - The range of sub-advisory services provided by INVESCO. The Boards reviewed the services to be provided by INVESCO under the new sub-advisory agreements, and noted that no changes in the level or type of services provided by INVESCO would occur if the new sub-advisory agreements are approved by the shareholders.

     - The fees payable to INVESCO for its services. The Boards noted that the compensation payable to INVESCO would change under the proposed sub-advisory agreements. If the proposed sub-advisory agreements are approved, INVESCO will receive compensation based on that portion of the assets of each Fund it manages (the sub-advised assets), rather than on all assets of each Fund. In addition, the fees paid would be a percentage of the advisory fees that AIM receives on the sub-advised assets, rather than a percentage of the average weekly net assets of each Fund. The Boards noted that these changes had been agreed to by AIM and INVESCO, as well as by AMVESCAP, the indirect parent of AIM and INVESCO.

       The Boards also noted that the proposed changes to the compensation to INVESCO had no effect on each Fund, since the fees are payable by AIM.

     - The performance record of each Fund. The Boards determined that INVESCO has provided satisfactory services with respect to each Fund, after considering performance information that it received during the past year from INVESCO. The Boards also determined that each Fund's performance would not have been affected if the proposed sub-advisory agreements had been effect during the past fiscal year because in both cases the fees are payable by AIM. The Board noted that the proposed change in INVESCO's compensation will not affect the compensation that each Fund pays to AIM as investment adviser and, therefore, will not have any effect on the performance of each Fund.

     - The profitability of INVESCO. The Boards considered information concerning the profitability of INVESCO's (and its affiliates') investment advisory and other activities and its financial condition. The Boards noted that no changes to the sub-advisory fees were being proposed other than providing that INVESCO will receive an annual fee equal to a percentage of AIM's compensation on the sub-advised assets, as opposed to a percentage of average weekly net assets. The Boards noted that the change to the sub-advisory fees may reduce the amounts payable to INVESCO, but that INVESCO had assured the Boards that any potential reduction would not affect the nature or quality of the services provided by it to each Fund. The Boards also noted that the proposed change in INVESCO's compensation will not affect the compensation that each Fund pays to AIM as investment advisor.

     - The terms of the proposed agreements. The Boards reviewed the terms of the proposed agreements, including the changes discussed above. The Boards determined that these changes reflect the current environment in which each Fund operates, and that INVESCO should have the flexibility to take advantage of that environment.

     After considering the above factors, the Boards concluded that it is in the best interests of each Fund and their shareholders to approve the new sub-advisory agreements.

     The Boards reached this conclusion after careful discussion and analysis. The Boards believe that they have carefully and thoroughly examined the pertinent issues and alternatives. In recommending that you approve the proposed sub-advisory agreements, the independent trustees of each Board have considered what they believe to be in your best interests. In so doing, they were advised by independent counsel, retained by the independent trustees of the Boards and paid for by the Trusts, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

WHEN WILL PROPOSAL 3 BE IMPLEMENTED?

     If approved, the new sub-advisory agreements will become effective on September 1, 2001 and will expire, unless renewed, on or before June 30, 2003. If shareholders of a Fund do not approve a proposed sub-advisory agreement with respect to that Fund, the current sub-advisory agreement will continue in effect for such Fund.

WHAT IS EACH BOARD'S RECOMMENDATION ON PROPOSAL 3?

                EACH BOARD, INCLUDING THE INDEPENDENT TRUSTEES,
             UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 3.

                 PROPOSAL 4: APPROVAL OF CHANGES TO THE FUNDS'
                      FUNDAMENTAL INVESTMENT RESTRICTIONS

WHAT AM I BEING ASKED TO APPROVE?

     The Boards proposed several changes to certain of the Funds' investment restrictions. The Boards are asking you to vote on these changes because the investment restrictions described below are fundamental and shareholders must approve any such change.

     Pursuant to the 1940 Act, each Fund has adopted fundamental restrictions covering certain types of investment practices, which may be changed only with shareholder approval. Restrictions that a Fund has not specifically designated as being fundamental are considered to be "non-fundamental" and may be changed by the Board without shareholder approval. In addition to investment restrictions, each Fund operates pursuant to its investment objective and policies. This objective and these policies govern the investment activities of the Funds and further limit their ability to invest in certain types of securities or engage in certain types of transactions.

     Each Board is proposing that you approve changes to your Fund's fundamental investment restrictions. The changes will conform these restrictions to a set of uniform model restrictions under which most AIM Funds will operate. The Boards approved the changes to these investment restrictions at a meeting held on June 12, 2001.

WHAT ARE THE REASONS FOR THE PROPOSED CHANGES TO THE FUNDAMENTAL RESTRICTIONS?

     AIM and the Boards expect that you will benefit from these changes in a number of ways. The proposed uniform restrictions will provide the Funds with as much investment flexibility as is possible under the 1940 Act. AIM and the Boards believe that eliminating the disparities among the various AIM Funds' fundamental restrictions will enhance AIM's ability to manage efficiently and effectively the Funds' assets in changing regulatory and investment environments. The proposed fundamental restrictions will provide the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the Securities and Exchange Commission (SEC) without receiving prior shareholder approval.

WHAT ARE THE PROPOSED CHANGES TO THE FUNDAMENTAL RESTRICTIONS?

     The following is the text and a summary description of the proposed changes to the Funds' fundamental restrictions. The current fundamental investment restrictions for the Funds, including certain existing fundamental investment restrictions which are proposed to be retained, are set forth in Exhibit I.

     Each proposed change to the Funds' fundamental investment restrictions is discussed below. The proposed fundamental investment restrictions will provide the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of operating under such interpretations or exemptions. Even though the Funds will have this flexibility, if the proposed fundamental restrictions are approved, several new non-fundamental investment restrictions (which function as internal operating guidelines) will become effective. AIM must follow these non-fundamental investment restrictions in managing the Funds. Of course, if circumstances change, the Boards may change or eliminate any non-fundamental investment restriction in the future without shareholder approval. AIM has informed the Boards that it does not expect any of the proposed changes, except as may be specifically noted below, to have a material impact on the Funds' operations.

     For each existing or proposed fundamental or non-fundamental restriction, if a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in the values of the Fund's portfolio securities or the amount of its total assets will not be considered a violation of the restriction (with the exception of borrowing money from banks).

A. MODIFICATION OF FUNDAMENTAL RESTRICTION ON PORTFOLIO DIVERSIFICATION

  Which Funds' Shareholders Will Vote On This Proposal?

     Proposal 4A applies to shareholders of the AIM Euroland Growth Fund, AIM Mid Cap Equity Fund, AIM Global Health Care Fund and AIM Global
Telecommunications and Technology Fund.

  What Are the Proposed Changes?

     Upon the approval of Proposal 4A, the existing fundamental restriction with regard to issuer diversification would be changed to read as follows:

     The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

  Discussion:

     These Funds' current fundamental restriction on portfolio diversification lists the percentage standards set forth in the 1940 Act for a diversified fund. The proposed modified policy adopts the same 1940 Act standards. However, by not listing the percentage limitations, the proposed policy would change automatically if the 1940 Act Laws, Interpretations, and Exemptions change.

     If you approve the proposed change, the following non-fundamental investment restriction will become effective for your Fund:

     In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or
     (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment adviser (an AIM Fund), subject to the terms and conditions of any exemptive orders issued by the SEC.

B. MODIFICATION OF FUNDAMENTAL RESTRICTION ON ISSUING SENIOR SECURITIES AND BORROWING MONEY

  Which Funds' Shareholders Will Vote On This Proposal?

     Proposal 4B applies to shareholders of all Funds, except for AIM Global Trends Fund.

  What Are the Proposed Changes?

     Upon the approval of Proposal 4B, the existing fundamental restriction on issuing senior securities and borrowing money would be modified as follows:

     The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

  Discussion:

     The 1940 Act establishes limits on the ability of the Funds to borrow money or issue "senior securities," a term that is defined, generally, to refer to obligations that have a priority over the company's shares of common stock with respect to the distribution of its assets or the payment of dividends. The Funds' current fundamental restriction on borrowing sets forth the percentage standards set forth in the 1940 Act. The proposed changes would make the Funds' restriction on borrowing money or issuing senior securities consistent and no more limiting than required by the 1940 Act. The Boards believe that changing the Funds' fundamental restriction in this manner will provide flexibility for future contingencies.

     If you approve the proposed change, the following non-fundamental investment restriction will become effective for your Fund:

     In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers, or an AIM Fund. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets.

C. MODIFICATION OF FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES

  Which Funds' Shareholders Will Vote On This Proposal?

     Proposal 4C applies to shareholders of all Funds, except for AIM Global Trends Fund.

  What Are the Proposed Changes?

     Upon the approval of Proposal 4C, the existing fundamental restriction on underwriting securities would be modified as follows:

     The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933.

  Discussion:

     The proposed change to this fundamental restriction would eliminate minor differences in the wording of the Funds' current restriction on underwriting securities as compared to other AIM Funds. The substance of the fundamental restriction would remain unchanged.

D. MODIFICATION TO OR ADDITION OF FUNDAMENTAL RESTRICTION ON INDUSTRY CONCENTRATION

  Which Funds' Shareholders Will Vote On This Proposal?

     Proposal 4D applies to shareholders of all Funds.

  What Are the Proposed Changes?

     AIM Global Health Care Fund

     Upon the approval of Proposal 4D by shareholders of AIM Global Health Care Fund (Global Health Care Fund), a new fundamental restriction on industry concentration for Global Health Care Fund would be added to read as follows:

     The Fund will concentrate (as such term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) its investments in the securities of domestic and foreign issuers in the health care industry.

  Discussion:

     The proposed addition of this restriction for Global Health Care Fund would make fundamental the group of industries in which Global Health Care Fund would concentrate its investments. Global Health Care Fund intends to concentrate its investments in the securities of domestic and foreign issuers in the health care industry. The health care industry is comprised of companies that develop, produce, provide, operate, own or distribute products or services related to health care. Products or services include, but are not limited to, medical equipment, devices or supplies, pharmaceuticals, drug delivery, biotechnology, health care facilities, and applied research and development of new products or services. A company will be considered a health care company if (1) at least 50% of its gross income or its net sales are derived from activities in the health care industry; (2) at least 50% of its assets are devoted to producing revenues from the health care industry; or (3) based on other available information, AIM determines that its primary business is within the health care industry.

     The Board believes that adding this policy to Global Health Care Fund's fundamental restrictions will not materially affect its investment program under which the Fund normally invests at least 65% of its total assets in securities of domestic and foreign health care companies.

     If you approve the proposed change, the following non-fundamental investment restriction would also become effective for Global Health Care Fund:

     For purposes of the Fund's fundamental investment restriction regarding industry concentration, a company will be considered a health care company if (1) at least 50% of its gross income or its net sales are derived from activities in the health care industry; (2) at least 50% of its assets are devoted to producing revenues from the health care industry; or (3) based on other available information, AIM determines that its primary business is within the health care industry.

     AIM Global Telecommunications and Technology Fund

     Upon the approval of Proposal 4D by shareholders of AIM Global Telecommunications and Technology Fund (Global Telecommunications and Technology
Fund), a new fundamental restriction on industry concentration for Global Telecommunications and Technology Fund would be added to read as follows:

     The Fund will concentrate (as such term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) its investments in the securities of domestic and foreign issuers in the telecommunications and technology industries.

  Discussion:

     The proposed addition of this restriction for Global Telecommunications and Technology Fund would make fundamental the group of industries in which Global Telecommunications and Technology Fund would concentrate its investments. Global Telecommunications and Technology Fund intends to concentrate its investments in the securities of domestic and foreign issuers in the telecommunications and technologies industries. The telecommunications industry is comprised of companies that develop, produce, provide, operate, own or distribute products or services related to telecommunications. Products or services related to telecommunications include, but are not limited to, telephone service, wireless communications, satellite communications, television and movie programming, broadcasting, Internet access, and companies that are involved in supplying equipment or services to companies that provide such products or services.

     The technology industry is comprised of companies that develop, produce, provide, operate, own or distribute products or services related to technology. Products or services related to technology include, but are not limited to, applied technology, biotechnology, communications, computers, semi-conductors, electronics, Internet, information technology services and consulting, software, telecommunications equipment and services, office and factory automation, networking, robotics and video.

     A company will be considered in the telecommunications industry or the technology industry if (1) at least 50% of its gross income or its net sales are derived from activities in that industry; (2) at least 50% of its assets are devoted to producing revenues from that industry; or (3) based on other available information, AIM determines that its primary business is within either industry.

     The Board believes that adding this policy to Global Telecommunications and Technology Fund's fundamental restrictions will not materially affect its investment program under which the Fund normally invests at least 65% of its total assets in securities of domestic and foreign telecommunications and technology companies.

     If you approve the proposed change, the following non-fundamental investment restriction would also become effective for Global Telecommunications and Technology Fund:

          For purposes of Global Telecommunications and Technology Fund's fundamental investment restriction regarding industry concentration, a company will be considered in the telecommunications industry or the technology industry if (1) at least 50% of its gross income or its net sales are derived from activities in that industry; (2) at least 50% of its assets are devoted to producing revenues from that industry; or
     (3) based on other available information, AIM determines that its primary business is within either industry.

     AIM Global Trends Fund

     Upon the approval of Proposal 4D by shareholders of AIM Global Trends Fund, the existing fundamental restriction on concentration for AIM Global Trends Fund would be modified to read as follows:

     The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) tax-exempt obligations issued by government or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

  Discussion:

     The proposed changes to this fundamental restriction would eliminate minor differences in the wording of AIM Global Trends Fund's current restriction on industry concentration as compared to other AIM Funds. The substance of the fundamental restriction would remain unchanged.

     AIM Developing Markets Fund
     AIM Euroland Growth Fund
     AIM Mid Cap Equity Fund
     AIM Strategic Income Fund

     Upon the approval of Proposal 4D by shareholders of the Funds, the existing fundamental restriction on concentration for the Funds would be modified as follows:

     The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investment in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) tax-exempt obligations issued by government or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

  Discussion:

     The Funds' current fundamental restriction limits purchases of securities so that 25% or more of each Fund's total assets would not be invested in securities of issuers having their principal business activities in the same industry, except with regard to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The proposed changes would make each Fund's restriction on concentration no more limiting than required by the 1940 Act. The Boards believe that changing each Fund's fundamental restrictions in this manner will provide flexibility for future contingencies. However, the Boards do not currently intend the change to affect each Fund's operations, under which each Fund does not invest 25% or more of its total assets in securities of issuers having their principal business activities in the same industry.

     If you approve the proposed change, the following non-fundamental investment restriction would become effective for the Funds:

     In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

E. MODIFICATION OF FUNDAMENTAL RESTRICTION ON REAL ESTATE INVESTMENTS

  Which Funds' Shareholders Will Vote On This Proposal?

     Proposal 4E applies to shareholders of all Funds, except for AIM Global Trends Fund.

  What Are the Proposed Changes?

     Upon the approval of Proposal 4E, the existing fundamental restriction on real estate investments would be modified as follows:

     The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

  Discussion:

     The proposed changes to this fundamental restriction would eliminate minor differences in the wording of the Funds' current restriction on real estate investments as compared to other AIM Funds. The substance of the fundamental restriction would remain unchanged.

F. MODIFICATION OF FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING COMMODITIES

  Which Funds' Shareholders Will Vote On This Proposal?

     Proposal 4F applies to shareholders of all Funds.

  What Are the Proposed Changes?

     Upon the approval of Proposal 4F, the existing fundamental restriction on purchasing or selling physical commodities would be modified as follows:

     The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

  Discussion:

     The proposed change to this fundamental restriction is intended to promote uniformity with the analogous fundamental restriction of other AIM Funds. The proposed restriction would narrow somewhat the scope of the current fundamental restriction. Whereas the current fundamental restriction prohibits the purchase or sale of physical commodities without exception, the proposed fundamental restriction permits the purchase or sale of physical commodities acquired as a result of ownership of securities or other instruments.

G. MODIFICATION OF FUNDAMENTAL RESTRICTION ON MAKING LOANS

  Which Funds' Shareholders Will Vote On This Proposal?

     Proposal 4G applies to shareholders of all Funds.

  What Are the Proposed Changes?

     Upon the approval of Proposal 4G, the existing fundamental restriction on making loans would be modified as follows:

     The Fund may not make personal loans or loans of its assets to persons who control or are under the common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

  Discussion:

     The proposed change to this fundamental restriction is intended to promote uniformity with the analogous fundamental restriction of other AIM Funds. The proposed restriction would narrow somewhat the scope of the current fundamental restriction, which prohibits the Funds from making loans, subject to substantially the same exceptions as in the proposed restriction. The proposed restriction only prohibits personal loans or loans to persons who control or are under the common control of each Fund.

     If you approve the proposed change, the following non-fundamental investment restriction will become effective for the Funds:

     In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to another AIM Fund, on such terms and conditions as the SEC may require in an exemptive order.

H. MODIFICATION OF FUNDAMENTAL POLICY ON INVESTMENT IN INVESTMENT COMPANIES

  Which Funds' Shareholders Will Vote On This Proposal?

     Proposal 4H applies to shareholders of all Funds, except for AIM Global Trends Fund.

  What Are the Proposed Changes?

     Upon the approval of Proposal 4H, the existing fundamental policy on investments in other investment companies would be modified as follows:

     The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

  Discussion:

     The proposed changes to this fundamental restriction would eliminate minor differences in the wording of the Funds' current restriction on investment in investment companies as compared to other AIM Funds. The substance of the fundamental restriction would remain unchanged.

     If you approve the proposed restriction, each Fund will have the ability to invest all of its assets in another open-end investment company. Because the Funds do not currently intend to do so, the following non-fundamental investment restriction will become effective for the Funds:

     Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies, and restrictions as the Fund.

  When Will the Proposed Changes Be Effective?

     If you approve each of the above proposals, the proposed fundamental investment restrictions will replace each Fund's current fundamental investment restrictions. Accordingly, the proposed fundamental investment restrictions, along with the current fundamental investment restrictions which have not changed (if any) will become the fundamental investment restrictions under which each Fund will operate. If approved, the above restrictions may not be changed without the approval of the holders of a majority of a Fund's outstanding voting securities (as defined in the 1940 Act). The Board anticipates that these proposals, if approved, will be effective September 1, 2001, upon appropriate disclosure being made in each Fund's Prospectus and Statement of Additional Information.

     If one or more of the changes contemplated by Proposal 4 are not approved by a Fund's shareholders, the related existing fundamental restriction(s) of that Fund will continue in effect.

WHAT IS EACH BOARD'S RECOMMENDATION ON PROPOSAL 4?

                EACH BOARD, INCLUDING THE INDEPENDENT TRUSTEES,
             UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 4.

              PROPOSAL 5: APPROVAL OF MAKING THE FUNDS' INVESTMENT
                 OBJECTIVE(S) NON-FUNDAMENTAL AND CHANGING THE
                            INVESTMENT OBJECTIVES OF
                          AIM DEVELOPING MARKETS FUND

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 5 applies to shareholders of all Funds.

WHAT AM I BEING ASKED TO APPROVE?

     With the exception of AIM Strategic Income Fund and AIM Developing Markets Fund, the current investment objective of each Fund is long-term growth of capital. For AIM Strategic Income Fund, the current investment objective is high current income, with a secondary investment objective of growth of capital. For AIM Developing Markets Fund, the current investment objective is long-term growth of capital with a secondary investment objective of income, to the extent consistent with seeking growth of capital. The investment objective(s) of each Fund is fundamental; therefore, any change to it requires shareholder approval. Each Board recommends that you approve making each Fund's investment objective(s) non-fundamental.

     Making the Funds' investment objective(s) non-fundamental gives the Boards the flexibility to make appropriate changes to the investment objective(s) if circumstances warrant without the commensurate expense of seeking a shareholder vote. The Boards do not anticipate making changes to the investment objective(s) of the Funds at the present time. In the event a Board were to change its Fund's investment objective(s), shareholders would receive notice prior to the change being implemented.

     The Board of AIM Investment Funds proposes changing the investment objectives of AIM Developing Markets Fund to: "to provide long term growth of capital with a secondary investment objective of income." The new investment objectives modifies the old investment objectives by eliminating the phrase "to the extent consistent with seeking growth of capital" from the end of the old investment objectives. The Board believes this phrase to be redundant, and therefore considers this change to be an elimination of minor wording differences among similar AIM Funds. The Board does not expect the change to the investment objectives to result in any changes to the day-to-day operations of AIM Developing Markets Fund.

WHEN WILL THE PROPOSED CHANGES BE EFFECTIVE?

     The Boards anticipate that this proposal, if approved, will be effective September 1, 2001, upon appropriate disclosure being made in the Funds' Prospectuses and Statements of Additional Information.

WHAT IS EACH BOARD'S RECOMMENDATION ON PROPOSAL 5?

                EACH BOARD, INCLUDING THE INDEPENDENT TRUSTEES,
             UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 5.

                    PROPOSAL 6: RATIFICATION OF SELECTION OF
                           PRICEWATERHOUSECOOPERS LLP
                           AS INDEPENDENT ACCOUNTANTS

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 6 applies to shareholders of all Funds.

WHAT AM I BEING ASKED TO APPROVE?

     Each Board has selected PricewaterhouseCoopers LLP (PwC) as independent accountants for each Fund for the fiscal year ending in 2001. You are being asked to ratify the selection of PwC as independent accountants.

WHY HAS EACH BOARD SELECTED PWC AS THE INDEPENDENT ACCOUNTANTS?

     PwC was selected primarily on the basis of its expertise as auditors of investment companies, its independence from AIM and its affiliates, the quality of its audit services, and the competitiveness of the fees charged for these services. PwC also serves as independent accountants of some of the other AIM Funds.

     PwC, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Boards that they are independent accountants with respect to the Trusts and each of their portfolios.

     The independent accountants examine annual financial statements for the Trusts' portfolios and provide other non-audit and tax-related services to the Trusts. The independent accounts also provide certain non-audit services to AIM and its affiliates. In determining that PwC was independent, each Board has considered whether the non-audit services provided by PwC to each Trust and AIM and its affiliates who provide services to the Trusts are compatible with maintaining the independence of PwC in its audit of the series of each Trust.

WHAT DID EACH TRUST PAY ITS INDEPENDENT ACCOUNTANTS DURING THE LAST FISCAL YEAR?

  Fund Related Fees

     Audit Fees. For the fiscal year ended October 31, 2000, AIM Investment Funds paid approximately $391,562 in fees for professional services rendered by PwC for the audit of annual financial statements for the nine series portfolios of AIM Investment Funds. For the fiscal year ended December 31, 2000, AIM Growth Series paid approximately $185,510 in fees for professional services rendered by PwC for the audit of annual financial statements for the five series portfolios of AIM Growth Series. For the fiscal year ended December 31, 2000, AIM Series Trust paid approximately $30,695 in fees for professional services rendered by PwC for the audit of annual financial statements for the single series portfolio of AIM Series Trust.

     All Other Fees. For the fiscal year ended October 31, 2000, PwC was also paid by AIM Investment Funds approximately $26,500 for tax-related services rendered to the nine series portfolios of AIM Investment Funds. For the fiscal year ended December 31, 2000, PwC was also paid by AIM Growth Series approximately $12,500 for tax-related services rendered to the five series portfolios of AIM Growth Series. For the fiscal year ended December 31, 2000, PwC was also paid by AIM Series Trust approximately $5,000 for tax-related services rendered to the single series portfolio of AIM Series Trust.

  Non-Fund Related Fees

     Financial Information Systems Design and Implementation Fees. There were no fees billed for financial information systems design and implementation services rendered by PwC to AIM and its affiliates that provide services to AIM Investment Funds during the fiscal year ended October 31, 2000, and to AIM Growth Series and AIM Series Trust during the fiscal year ended December 31, 2000.

     All Other Fees. The aggregate fees billed for all other non-audit services rendered by PwC to AIM and its affiliates who provide services to AIM Investment Funds, AIM Growth Series and AIM Series Trust for their respective fiscal years ended in 2000, was approximately $792,000.

WILL A REPRESENTATIVE FROM PWC BE AVAILABLE FOR QUESTIONS?

     The Boards expect that a representative of PwC will be present at the meeting. The representative will have an opportunity to make a statement should he or she desire to do so and will be available to respond to shareholders' questions.

WHAT IS EACH BOARD'S RECOMMENDATION ON PROPOSAL 6?

                EACH BOARD, INCLUDING THE INDEPENDENT TRUSTEES,
             UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 6.

                              GENERAL INFORMATION

WHO ARE THE EXECUTIVE OFFICERS OF THE TRUSTS?

     Information about the executive officers of the Trusts is in Exhibit J.

WHAT IS THE SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN HOLDERS?

     Information about the ownership of each class of shares of each series of each Trust by the trustees and the executive officers of the Trusts is in Exhibit K. To the knowledge of the Trusts' management, as of the record date, there were no beneficial owners of 5% or more of the outstanding shares of any class of any series of any Trust in the aggregate, except as indicated in Exhibit K.

WHO ARE THE INVESTMENT ADVISOR, SUB-ADVISOR, ADMINISTRATOR AND PRINCIPAL UNDERWRITER OF THE FUNDS?

     AIM serves as the investment advisor and administrator for the Funds. INVESCO serves as sub-advisor for AIM Euroland Growth Fund and AIM Developing Markets Fund.

     A I M Distributors, Inc. serves as the principal underwriter for each of the Funds. The principal address for AIM and A I M Distributors, Inc. is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

HAVE THE TRUSTS HIRED A PROXY SOLICITOR?

     The Trusts have engaged the services of Georgeson Shareholder Communications Inc. (GSC) to assist in soliciting proxies for the meeting. The Trusts estimate that the aggregate cost of GSC's services will be $627,400. The Trusts will bear the cost of soliciting proxies. The Trusts expect to solicit proxies principally by mail, but either the Trusts or GSC may also solicit proxies by telephone, facsimile, the Internet or personal interview. The Trusts may also reimburse firms and others for their expense in forwarding solicitation materials to the beneficial owners of shares of the Funds.

HOW CAN I SUBMIT A PROPOSAL?

     As a general matter, the Funds do not hold regular meetings of shareholders. If you wish to submit a proposal for consideration at a meeting of shareholders of a Fund, you should send such proposal to the applicable Trust at the address set forth on the first page of this proxy statement. To be considered for presentation at a meeting of shareholders, the Trust must receive proposals a reasonable time before proxy materials are prepared relating to that meeting. Your proposal also must comply with applicable law.

                                 OTHER MATTERS

     The Boards do not know of any matters to be presented at the meetings other than those set forth in this proxy statement. If any other business should come before the meetings, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.

                                                         By order of the Boards,

                                                            /s/ CAROL F. RELIHAN

                                                                Carol F. Relihan
                                                                       Secretary

June 21, 2001

                                                                       EXHIBIT A

                          SHARES OF AIM GROWTH SERIES
                          OUTSTANDING ON MAY 30, 2001

                                                              NUMBER OF SHARES
                                                               OUTSTANDING ON
NAME OF FUND (CLASS)                                            MAY 30, 2001
--------------------                                          ----------------
AIM Basic Value Fund
  Class A...................................................   37,171,778.96
  Class B...................................................   28,054,730.23
  Class C...................................................   12,906,244.00
AIM Euroland Growth Fund
  Class A...................................................   22,308,593.06
  Class B...................................................    4,695,602.14
  Class C...................................................      305,480.90
AIM Japan Growth Fund
  Class A...................................................    7,207,946.56
  Class B...................................................    4,144,009.24
  Class C...................................................      573,928.69
AIM Mid Cap Equity Fund
  Class A...................................................   13,225,210.24
  Class B...................................................   11,402,776.04
  Class C...................................................    1,570,014.58
AIM Small Cap Growth Fund
  Class A...................................................   19,138,529.65
  Class B...................................................    7,641,191.58
  Class C...................................................    1,375,099.21

                           SHARES OF AIM SERIES TRUST
                          OUTSTANDING ON MAY 30, 2001

                                                              NUMBER OF SHARES
                                                               OUTSTANDING ON
NAME OF FUND (CLASS)                                            MAY 30, 2001
--------------------                                          ----------------
AIM Global Trends Fund
  Class A...................................................    1,525,078.57
  Class B...................................................    1,540,963.72
  Class C...................................................      147,908.18

                         SHARES OF AIM INVESTMENT FUNDS
                          OUTSTANDING ON MAY 30, 2001

                                                               NUMBER OF SHARES
                                                                OUTSTANDING ON
NAME OF FUND (CLASS)                                             MAY 30, 2001
--------------------                                           ----------------
AIM Developing Markets Fund
  Class A...................................................    13,814,543.99
  Class B...................................................     7,019,961.64
  Class C...................................................       197,322.91
AIM Global Consumer Products and Services Fund
  Class A...................................................     3,213,209.73
  Class B...................................................     4,297,813.09
  Class C...................................................       167,328.83
AIM Global Financial Services Fund
  Class A...................................................     5,876,412.66
  Class B...................................................     5,618,715.69
  Class C...................................................     1,577,332.60
AIM Global Health Care Fund
  Class A...................................................    17,556,565.59
  Class B...................................................     6,669,162.81
  Class C...................................................       862,616.68
AIM Global Infrastructure Fund
  Class A...................................................     1,491,019.47
  Class B...................................................     1,719,372.75
  Class C...................................................        57,361.83
AIM Global Resources Fund
  Class A...................................................     1,129,725.85
  Class B...................................................     1,288,862.45
  Class C...................................................        94,879.39
AIM Global Telecommunications and Technology Fund
  Class A...................................................    57,511,034.17
  Class B...................................................    51,669,202.05
  Class C...................................................     4,385,758.73
AIM Latin American Growth Fund
  Class A...................................................     2,557,586.39
  Class B...................................................     1,799,917.72
  Class C...................................................        44,643.35
AIM Strategic Income Fund
  Class A...................................................     5,775,988.43
  Class B...................................................     7,228,164.66
  Class C...................................................       124,692.73

                                                                       EXHIBIT B

                           FORM OF MASTER INVESTMENT
                               ADVISORY AGREEMENT

                          [INSERT NAME OF REGISTRANT]

                      MASTER INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT is made this   day of             , 2001, by and between
[Registrant], a Delaware business trust (the "Trust") with respect to its series of shares shown on the Appendix A attached hereto, as the same may be amended from time to time, and A I M Advisors, Inc., a Delaware corporation (the "Advisor").

                                    RECITALS

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company;

     WHEREAS, the Advisor is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as an investment advisor and engages in the business of acting as an investment advisor;

     WHEREAS, the Trust's Agreement and Declaration of Trust (the "Declaration of Trust") authorizes the Board of Trustees of the Trust (the "Board of Trustees") to create separate series of shares of beneficial interest of the Trust, and as of the date of this Agreement, the Board of Trustees has created [number] separate series portfolios (such portfolios and any other portfolios hereafter added to the Trust being referred to collectively herein as the "Funds"); and

     WHEREAS, the Trust and the Advisor desire to enter into an agreement to provide for investment advisory services to the Funds upon the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1. Advisory Services. The Advisor shall act as investment advisor for the Funds and shall, in such capacity, supervise all aspects of the Funds' operations, including the investment and reinvestment of cash, securities or other properties comprising the Funds' assets, subject at all times to the policies and control of the Board of Trustees. The Advisor shall give the Trust and the Funds the benefit of its best judgment, efforts and facilities in rendering its services as investment advisor.

     2. Investment Analysis and Implementation. In carrying out its obligations under Section 1 hereof, the Advisor shall:

          (a) supervise all aspects of the operations of the Funds;

          (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds, and whether concerning the individual issuers whose securities are included in the assets of the Funds or the activities in which such issuers engage, or with respect to securities which the Advisor considers desirable for inclusion in the Funds' assets;

          (c) determine which issuers and securities shall be represented in the Funds' investment portfolios and regularly report thereon to the Board of Trustees;

          (d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board of Trustees; and

          (e) take, on behalf of the Trust and the Funds, all actions which appear to the Trust and the Funds necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including but not limited to the placing of orders for the purchase and sale of securities for the Funds.

     3. Securities Lending Duties and Fees. The Advisor agrees to provide the following services in connection with the securities lending activities of each
Fund: (a) oversee participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assist the securities lending agent or principal (the "Agent") in determining which specific securities are available for loan; (c) monitor the Agent to ensure that securities loans are effected in accordance with the Advisor's instructions and with procedures adopted by the Board of Trustees; (d) prepare appropriate periodic reports for, and seek appropriate approvals from, the Board of Trustees with respect to securities lending activities; (e) respond to Agent inquiries; and (f) perform such other duties as necessary.

     As compensation for such services provided by the Advisor in connection with securities lending activities of each Fund, a lending Fund shall pay the Advisor a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities.

     4. Delegation of Responsibilities. The Advisor is authorized to delegate any or all of its rights, duties and obligations under this Agreement to one or more sub-advisors, and may enter into agreements with sub-advisors, and may replace any such sub-advisors from time to time in its discretion, in accordance with the 1940 Act, the Advisers Act, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the Securities and Exchange Commission ("SEC"), and if applicable, exemptive orders or similar relief granted by the SEC and upon receipt of approval of such sub-advisors by the Board of Trustees and by shareholders (unless any such approval is not required by such statutes, rules, regulations, interpretations, orders or similar relief).

     5. Independent Contractors. The Advisor and any sub-advisors shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed to be an agent of the Trust.

     6. Control by Board of Trustees. Any investment program undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Funds, shall at all times be subject to any directives of the Board of Trustees.

     7. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

          (a) all applicable provisions of the 1940 Act and the Advisers Act and any rules and regulations adopted thereunder;

          (b) the provisions of the registration statement of the Trust, as the same may be amended from time to time under the Securities Act of 1933 and the 1940 Act;

          (c) the provisions of the Declaration of Trust, as the same may be amended from time to time;

          (d) the provisions of the by-laws of the Trust, as the same may be amended from time to time; and

          (e) any other applicable provisions of state, federal or foreign law.

     8. Broker-Dealer Relationships. The Advisor is responsible for decisions to buy and sell securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates.

          (a) The Advisor's primary consideration in effecting a security transaction will be to obtain the best execution.

          (b) In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. Accordingly, the price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the fund execution services offered.

          (c) Subject to such policies as the Board of Trustees may from time to time determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Funds to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a fund investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to a particular Fund, other Funds of the Trust, and to other clients of the Advisor as to which the Advisor exercises investment discretion. The Advisor is further authorized to allocate the orders placed by it on behalf of the Funds to such brokers and dealers who also provide research or statistical material, or other services to the Funds, to the Advisor, or to any sub-advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocations regularly to the Board of Trustees indicating the brokers to whom such allocations have been made and the basis therefor.

          (d) With respect to one or more Funds, to the extent the Advisor does not delegate trading responsibility to one or more sub-advisors, in making decisions regarding broker-dealer relationships, the Advisor may take into consideration the recommendations of any sub-advisor appointed to provide investment research or advisory services in connection with the Funds, and may take into consideration any research services provided to such sub-advisor by broker-dealers.

          (e) Subject to the other provisions of this Section 8, the 1940 Act, the Securities Exchange Act of 1934, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC, any exemptive orders issued by the SEC, and any other applicable provisions of law, the Advisor may select brokers or dealers with which it or the Funds are affiliated.

     9. Compensation. The compensation that each Fund shall pay the Advisor is set forth in Appendix B attached hereto.

     10. Expenses of the Funds. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Funds include but are not limited to brokerage commis-sions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

     11. Services to Other Companies or Accounts. The Trust understands that the Advisor now acts, will continue to act and may act in the future as investment manager or advisor to fiduciary and other managed accounts, and as investment manager or advisor to other investment companies, including any offshore entities, or accounts, and the Trust has no objection to the Advisor so acting, provided that whenever the Trust and one or more other investment companies or accounts managed or advised by the Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. The Trust recognizes that in some cases this procedure may adversely affect the size of the positions obtainable and the prices realized for the Funds.

     12. Non-Exclusivity. The Trust understands that the persons employed by the Advisor to assist in the performance of the Advisor's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Advisor or any affiliate of the Advisor to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. The Trust further understands and agrees that officers or directors of the Advisor may serve as officers or trustees of the Trust, and that officers or trustees of the Trust may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

     13. Effective Date, Term and Approval. This Agreement shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. If so approved, this Agreement shall thereafter continue in force and effect until June 30, 2003, and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually:

          (a) (i) by the Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of such Fund (as defined in Section 2(a)(42) of the 1940 Act); and

          (b) by the affirmative vote of a majority of the trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940
     Act) of a party to this Agreement (other than as trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

     14. Termination. This Agreement may be terminated as to the Trust or as to any one or more of the Funds at any time, without the payment of any penalty, by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the applicable Fund, or by the Advisor, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act.

     15. Amendment. No amendment of this Agreement shall be effective unless it is in writing and signed by the party against which enforcement of the amendment is sought.

     16. Liability of Advisor and Fund. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Advisor or any of its officers, directors or employees, the Advisor shall not be subject to liability to the Trust or to the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of the Advisor to one Fund shall not automatically impart liability on the part of the Advisor to any other Fund. No Fund shall be liable for the obligations of any other Fund.

     17. Liability of Shareholders. Notice is hereby given that, as provided by applicable law, the obligations of or arising out of this Agreement are not binding upon any of the shareholders of the Trust individually but are binding only upon the assets and property of the Trust and that the shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation on personal liability as shareholders of private corporations for profit.

     18. Notices. Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Advisor shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     19. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the State of Texas.

     20. License Agreement. The Trust shall have the non-exclusive right to use the name "AIM" to designate any current or future series of shares only so long as A I M Advisors, Inc. serves as investment manager or advisor to the Trust with respect to such series of shares.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.


Attest:                                  [Registrant]
                                         (a Delaware business trust)


---------------------------------------  By: -----------------------------------
Assistant Secretary                          President

(SEAL)



Attest:                                  A I M Advisors, Inc.


---------------------------------------  By: -----------------------------------
Assistant Secretary                          President

(SEAL)

                                   APPENDIX A

                           FUNDS AND EFFECTIVE DATES

                                                               EFFECTIVE DATE OF
NAME OF FUND                                                   ADVISORY AGREEMENT
------------                                                   ------------------
AIM GROWTH SERIES...........................................   September 1, 2001
  AIM Euroland Growth Fund
  AIM Mid Cap Equity Fund
AIM SERIES TRUST............................................   September 1, 2001
  AIM Global Trends Fund
AIM INVESTMENT FUNDS........................................   September 1, 2001
  AIM Global Health Care Fund
  AIM Global Telecommunications and Technology Fund
  AIM Developing Markets Fund
  AIM Strategic Income Fund

                                   APPENDIX B

                          COMPENSATION TO THE ADVISOR

     The Trust shall pay the Advisor, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                               AIM GROWTH SERIES

                            AIM EUROLAND GROWTH FUND

NET ASSETS                                                     ANNUAL RATE
----------                                                     -----------
First $500 million..........................................      0.975%
Next $500 million...........................................       0.95%
Next $500 million...........................................      0.925%
On amounts thereafter.......................................       0.90%

                            AIM MID CAP EQUITY FUND

NET ASSETS                                                     ANNUAL RATE
----------                                                     -----------
First $500 million..........................................      0.725%
Next $500 million...........................................       0.70%
Next $500 million...........................................      0.675%
On amount thereafter........................................       0.65%

                                AIM SERIES TRUST

                             AIM GLOBAL TRENDS FUND

NET ASSETS                                                     ANNUAL RATE
----------                                                     -----------
First $500 million..........................................      0.975%
Next $500 million...........................................       0.95%
Next $500 million...........................................      0.925%
On amounts thereafter.......................................       0.90%

                              AIM INVESTMENT FUNDS

                          AIM DEVELOPING MARKETS FUND

                          AIM GLOBAL HEALTH CARE FUND

               AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND

NET ASSETS                                                     ANNUAL RATE
----------                                                     -----------
First $500 million..........................................      0.975%
Next $500 million...........................................       0.95%
Next $500 million...........................................      0.925%
On amounts thereafter.......................................       0.90%

                           AIM STRATEGIC INCOME FUND

NET ASSETS                                                     ANNUAL RATE
----------                                                     -----------
First $500 million..........................................      0.725%
Next $1 billion.............................................       0.70%
Next $1 billion.............................................      0.675%
On amounts thereafter.......................................       0.65%

                                                                       EXHIBIT C

                    MASTER INTERGROUP SUB-ADVISORY CONTRACT
                                FOR MUTUAL FUNDS

     This contract is made as of the 1st day of September, 2001, between A I M Advisors, Inc. hereinafter "Adviser," 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173 and INVESCO Asset Management Limited, hereinafter "Sub-Adviser," 11 Devonshire Square, London, EC2M4YR, England.

     WHEREAS:

          (A) Adviser has entered into an investment advisory agreement with [Registrant] (hereinafter "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to the funds set forth in Exhibit A attached hereto (each a "Fund");

          (B) Sub-Adviser represents that it is licensed under the Investment Advisers Act of 1940 ("Advisers Act") as an investment adviser and engages in the business of acting as an investment adviser;

          (C) Adviser is authorized to delegate certain, any or all of its rights, duties and obligations under investment advisory agreements to sub-advisers, including sub-advisers that are affiliated with Adviser.

     NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. Appointment. Adviser hereby appoints Sub-Adviser as Sub-Adviser of each Fund for the period and on the terms set forth in the attachments hereto. Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

     2. Duties as Sub-Adviser.

          (a) Subject to the supervision of the Trust's Board of Trustees ("Board") and Adviser, the Sub-Adviser will provide a continuous investment program for each Fund, including investment research and management, with respect to all or a portion of the securities and investments and cash equivalents of the Fund (the "Sub-Advised Assets"), such Sub-Advised Assets to be determined by the Adviser. The Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained or sold with respect to the Sub-Advised Assets of each Fund, and the brokers and dealers through whom trades will be executed.

          (b) The Sub-Adviser agrees that, in placing orders with brokers and dealers, it will attempt to obtain the best net result in terms of price and execution. Consistent with this obligation, the Sub-Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who sell shares of the Funds or provide the Funds, Adviser's other clients, or Sub-Adviser's other clients with research, analysis, advice and similar services. The Sub-Adviser may pay to brokers and dealers, in return for such research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to the Sub-Adviser determining in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser and the Sub-Adviser to the Funds and their other clients and that the total commissions or spreads paid by each Fund will be reasonable in relation to the benefits to the Fund over the long term. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the applicable securities laws and the rules and regulations thereunder and any exemptive orders currently in effect. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of a Fund and one or more other accounts advised by the Sub-Adviser, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account.

          (c) The Sub-Adviser will maintain all required books and records with respect to the securities transactions of the Funds, and will furnish the Board and Adviser with such periodic and special reports as the Board or Adviser reasonably may request. Sub-Adviser hereby agrees that all records which it maintains for the Adviser are the property of the Adviser, and agrees to preserve for the periods prescribed by applicable law any records which it maintains for the Adviser and which are required to be maintained, and further agrees to surrender promptly to the Adviser any records which it maintains for the Adviser upon request by the Adviser.

     3. Further Duties. In all matters relating to the performance of this Contract, Sub-Adviser will act in conformity with the Agreement and Declaration of Trust, By-Laws and Registration Statement of the Trust and with the instructions and directions of the Board and will comply with the requirements of the 1940 Act, the rules, regulations, exemptive orders and no-action positions thereunder, and all other applicable laws and regulations. Sub-Adviser shall maintain compliance procedures for the Funds that it and the Adviser reasonably believe are adequate to ensure compliance with the 1940 Act and the investment objective(s) and policies as stated in the prospectuses and statements of additional information.

     4. Services Not Exclusive. The services furnished by Sub-Adviser hereunder are not to be deemed exclusive and Sub-Adviser shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of Sub-Adviser, who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

     5. Compensation.

          (a) For the services provided to a Fund under this Contract, Adviser will pay Sub-Adviser a fee, computed daily and paid monthly, at the rate of 40% of the Adviser's compensation on the Sub-Advised Assets per year, on or before the last business day of the next succeeding calendar month.

          (b) If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

     6. Fee Waivers and Expense Limitations. If, for any fiscal year of the Trust, the amount of the advisory fee which the Fund would otherwise be obligated to pay to the Adviser is reduced because of contractual or voluntary fee waivers or expense limitations by the Adviser, the fee payable hereunder to the Sub-Adviser shall be reduced proportionately; and to the extent that the Adviser reimburses the Fund as a result of such expense limitations, the Sub-Adviser shall reimburse the Adviser that proportion of such reimbursement payments which the sub-advisory fee hereunder bears to the advisory fee under the investment advisory agreement.

     7. Limitation of Liability of Sub-Adviser and Indemnification. Sub-Adviser shall not be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by the Fund or the Trust in connection with the matters to which this Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Sub-Adviser in the performance by Sub-Adviser of its duties or from reckless disregard by Sub-Adviser of its obligations and duties under this Contract. Any person, even though also an officer, partner, employee, or agent of Sub-Adviser, who may be or become a Trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to a Fund or the Trust or acting with respect to any business of a Fund or the Trust to be rendering such service to or acting solely for the Fund or the Trust and not as an officer, partner, employee, or agent or one under the control or direction of Sub-Adviser even though paid by it.

     8. Duration and Termination.

          (a) This Contract shall become effective upon the date hereabove written, provided that this Contract shall not take effect with respect to any Fund unless it has first been approved (i) by a vote of a majority of the Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of a party to this Contract, other than as Board members ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of that Fund's outstanding voting securities, when required by the 1940 Act.

          (b) Unless sooner terminated as provided herein, this Contract shall continue in force and effect until June 30, 2003. Thereafter, if not terminated, with respect to each Fund, this Contract shall continue automatically for successive periods not to exceed twelve months each, provided that such continuance is specifically approved at least annually
     (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of that Fund.

          (c) Notwithstanding the foregoing, with respect to any Fund this Contract may be terminated at any time, without the payment of any penalty,
     (i) by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on sixty days' written notice to Sub-Adviser; or (ii) by the Adviser on sixty days' written notice to Sub-Adviser; or
     (iii) by the Sub-Adviser on sixty days' written notice to the Trust. Termination of this Contract with respect to one Fund shall not affect the continued effectiveness of this Contract with respect to any other Fund. This Contract will automatically terminate in the event of its assignment.

     9. Amendment. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and, when required by the 1940 Act, no amendment of this Contract shall be effective until approved by vote of a majority of the Fund's outstanding voting securities.

     10. Notices. Any notices under this Contract shall be writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Adviser shall be 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173. Until further notice to the other party, it is agreed that the address of the Sub-Adviser shall be 11 Devonshire Square, London EC2M4YR, England.

     11. Governing Law. This Contract shall be construed in accordance with the laws of the State of Texas and the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

     12. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Any question of interpretation of any term or provision of this Contract having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Contract is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

A I M ADVISORS INC                   INVESCO ASSET MANAGEMENT LIMITED

By:                                  By:
---------------------------------    ---------------------------------

Name:                                Name:
 --------------------------------    --------------------------------

Its:                                 Its:
---------------------------------    ---------------------------------

                                   APPENDIX A

                           FUNDS AND EFFECTIVE DATES

                                                                EFFECTIVE DATE OF
NAME OF FUND                                                  SUB-ADVISORY AGREEMENT
------------                                                  ----------------------
AIM GROWTH SERIES...........................................    September 1, 2001
  AIM Euroland Growth Fund
AIM INVESTMENT FUNDS........................................    September 1, 2001
  AIM Developing Markets Fund

                                                                       EXHIBIT D

                          DATES OF ADVISORY AGREEMENTS

                         DATE OF CURRENT     DATE LAST SUBMITTED TO     DATE AIM BECAME
NAME OF FUND            ADVISORY AGREEMENT   A VOTE OF SHAREHOLDERS    INVESTMENT ADVISOR
------------            ------------------   -----------------------   ------------------
AIM GROWTH SERIES*
  AIM Euroland Growth
    Fund..............  May 29, 1998, as            May 20, 1998          May 29, 1998
                         amended and
                         restated March
                         18, 1999,
                         September 1, 1999
                         and June 12, 2000
  AIM Mid Cap Equity
    Fund..............  May 29, 1998, as            May 20, 1998          May 29, 1998
                         amended and
                         restated March
                         18, 1999,
                         September 1, 1999
                         and June 12, 2000
AIM INVESTMENT FUNDS*
  AIM Developing
    Markets Fund......  September 8, 1998,          May 20, 1998          May 29, 1998
                         as amended and
                         restated June 1,
                         1999 and June 12,
                         2000
  AIM Global Health
    Care Fund.........  September 8, 1998,          May 20, 1998          May 29, 1998
                         as amended and
                         restated June 1,
                         1999 and June 12,
                         2000
  AIM Global
    Telecommunications
    and Technology
    Fund..............  September 8, 1998,          May 20, 1998          May 29, 1998
                         as amended and
                         restated June 1,
                         1999 and June 12,
                         2000
  AIM Strategic Income
    Fund..............  September 8, 1998,          May 20, 1998          May 29, 1998
                         as amended and
                         restated June 1,
                         1999 and June 12,
                         2000
AIM SERIES TRUST
  AIM Global Trends
    Fund..............  August 27, 1999          August 25, 1999          May 29, 1998

---------------

* The current advisory agreement was last submitted to a vote of public shareholders of the fund in connection with the acquisition of the AIM Group I Funds.

                        DATES OF SUB-ADVISORY AGREEMENTS

                                                                              DATE INVESCO
                         DATE OF CURRENT       DATE LAST SUBMITTED TO            BECAME
NAME OF FUND          SUB-ADVISORY AGREEMENT   A VOTE OF SHAREHOLDERS    INVESTMENT SUB-ADVISOR
------------          ----------------------   -----------------------   -----------------------
AIM GROWTH SERIES
  AIM Euroland Growth
    Fund............. December 14, 1998, as         May 20, 1998              May 29, 1998*
                        amended and restated
                        February 12, 1999
                        and September 1,
                        1999
AIM INVESTMENT FUNDS
  AIM Developing
    Markets Fund..... December 14, 1998, as         May 20, 1998              May 29, 1998*
                        amended and restated
                        February 12, 1999
                        and March 22, 2000

---------------

 * On December 14, 1998, INVESCO Asset Management Limited replaced INVESCO (NY), Inc. as the sub-advisor.

                                                                       EXHIBIT E

                  PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF
                              A I M ADVISORS, INC.

     The following table provides information with respect to the principal executive officer and the directors of A I M Advisors, Inc.

NAME AND ADDRESS*       POSITION WITH AIM               PRINCIPAL OCCUPATION
-----------------       -----------------               --------------------
Gary T. Crum.........  Director and Senior    Director and President, A I M Capital
                       Vice President         Management, Inc.; Director and Executive
                                              Vice President, A I M Management Group
                                              Inc.; and Director, A I M Distributors,
                                              Inc. and AMVESCAP PLC.
Robert H. Graham.....  Director and           Director, President and Chief Executive
                       President              Officer, A I M Management Group Inc.;
                                              Director and Senior Vice President,
                                              A I M Capital Management, Inc., A I M
                                              Distributors, Inc., A I M Fund Services,
                                              Inc. and Fund Management Company; and
                                              Director and Vice Chairman, AMVESCAP
                                              PLC.
Dawn M. Hawley.......  Director, Senior       Senior Vice President, Chief Financial
                       Vice President and     Officer, and Treasurer, A I M Management
                       Treasurer              Group Inc.; and Vice President and
                                              Treasurer, A I M Capital Management,
                                              Inc., A I M Distributors, Inc., A I M
                                              Fund Services, Inc. and Fund Management
                                              Company.
Carol F. Relihan.....  Director, Senior       Senior Vice President, General Counsel
                       Vice President,        and Secretary, A I M Management Group
                       General Counsel and    Inc.; Director, Vice President and
                       Secretary              General Counsel, Fund Management
                                              Company; Vice President and General
                                              Counsel, A I M Fund Services, Inc.; and
                                              Vice President, A I M Capital
                                              Management, Inc. and A I M Distributors,
                                              Inc.

---------------

* Each director and the principal officer may be reached at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

                  PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF
                        INVESCO ASSET MANAGEMENT LIMITED

     The following table provides information with respect to the principal executive officer and the directors of INVESCO Asset Management Limited, all of whose business address is 11 Devonshire Square, London EC2M4YR, England.

                            POSITION WITH
NAME AND ADDRESS               INVESCO                 PRINCIPAL OCCUPATION
----------------            -------------              --------------------
Robert G. Aspinall.....  Director             Head of IT -- INVESCO UK
Sarah C. Bates.........  Director             Managing Director -- UK Institutional
Bryan F.W. Baughan.....  Director             Managing Director -- INVESCO Private
                                              Portfolio Management Limited
Michael D'Arcy
  Benson...............  Director and         Vice-Chairman of AMVESCAP PLC, Chief
                         Chairman             Executive Officer INVESCO Global
Robert J. Duthie.......  Director             Head of HR -- INVESCO UK
Roderick G.H. Ellis....  Director             Finance Director -- INVESCO UK
Peter J. Gardner.......  Director             Head of Compliance and Risk -- INVESCO
                                              UK
Jeremy C. Lambourne....  Director             Chief Operating Officer -- INVESCO UK
Dallas J.
  McGillivray..........  Director             Compliance Director -- INVESCO Global
Mary-Anne B.
  McIntyre.............  Director             Head of Customer Services
Rory S. Powe...........  Director             Co-Head of Pan-European Equities
Graeme J. Proudfoot....  Director             Solicitor/Managing
                                              Director -- Specialist Fund Division
Hugh R. Ward...........  Director and         Chief Executive Officer -- INVESCO UK
                         Chief Executive
                         Officer
Michael M. Webb........  Director             Managing Director -- UK Retail
Angus S.H. Woolhouse...  Director             Marketing Director -- UK Retail
Robert J. Yerbury......  Director             Co-Head of Pan-European Equities

                                                                       EXHIBIT F

                        ADVISORY AGREEMENT FEE SCHEDULE

                                                             NET FEES PAID    FEE WAIVERS OR
                                              TOTAL NET       BY THE FUND        EXPENSE
                                            ASSETS FOR THE    TO AIM FOR      REIMBURSEMENTS
                                                 MOST          THE MOST        FOR THE MOST
                                               RECENTLY        RECENTLY          RECENTLY
                           ANNUAL RATE        COMPLETED        COMPLETED        COMPLETED
                        (BASED ON AVERAGE   FISCAL PERIOD    FISCAL PERIOD   FISCAL PERIOD OR
NAME OF FUND            DAILY NET ASSETS)      OR YEAR          OR YEAR            YEAR
------------           -------------------  --------------   -------------   ----------------
AIM GROWTH SERIES
  AIM Euroland Growth
    Fund.............  0.975% on the first  $  452,608,692    $ 5,329,787        $    -0-
                       $500 million; 0.95%
                       on the next $500
                       million; 0.925% on
                       the next $500
                       million; and 0.90%
                       on amounts
                       thereafter
  AIM Mid Cap Equity
    Fund.............  0.725% on the first  $  489,877,400    $ 2,947,272        $    -0-
                       $500 million; 0.70%
                       on the next $500
                       million; 0.675% on
                       the next $500
                       million; and 0.65%
                       on amounts
                       thereafter
AIM INVESTMENT FUNDS
  AIM Developing
    Markets Fund.....  0.975% on the first  $  217,532,348    $ 2,125,703        $195,861
                       $500 million; 0.95%
                       on the next $500
                       million; 0.925% on
                       the next $500
                       million; and 0.90%
                       on amounts
                       thereafter
  AIM Global Health
    Care Fund........  0.975% on the first  $  617,645,105    $ 4,963,633        $    -0-
                       $500 million; 0.95%
                       on the next $500
                       million; 0.925% on
                       the next $500
                       million; and 0.90%
                       on amounts
                       thereafter

                                                             NET FEES PAID    FEE WAIVERS OR
                                              TOTAL NET       BY THE FUND        EXPENSE
                                            ASSETS FOR THE    TO AIM FOR      REIMBURSEMENTS
                                                 MOST          THE MOST        FOR THE MOST
                                               RECENTLY        RECENTLY          RECENTLY
                           ANNUAL RATE        COMPLETED        COMPLETED        COMPLETED
                        (BASED ON AVERAGE   FISCAL PERIOD    FISCAL PERIOD   FISCAL PERIOD OR
NAME OF FUND            DAILY NET ASSETS)      OR YEAR          OR YEAR            YEAR
------------           -------------------  --------------   -------------   ----------------
  AIM Global
   Telecommunications
    and Technology
    Fund.............  0.975% on the first  $3,043,176,488    $29,880,111        $    -0-
                       $500 million; 0.95%
                       on the next $500
                       million; 0.925% on
                       the next $500
                       million; and 0.90%
                       on amounts
                       thereafter
  AIM Strategic
    Income Fund......  0.725% on the first  $  126,028,299    $   570,155        $548,051
                       $500 million; 0.70%
                       on the next $1
                       billion; 0.675% on
                       the next $1
                       billion; and 0.65%
                       on amounts
                       thereafter
AIM SERIES TRUST
  AIM Global Trends
    Fund.............  0.975% on the first  $   44,818,584    $   410,775        $ 66,219
                       $500 million; 0.95%
                       on the next $500
                       billion; 0.925% on
                       the next $500
                       billion; and 0.90%
                       on amounts
                       thereafter

                           SUB-ADVISORY FEE SCHEDULE

                                                              TOTAL NET     NET FEES PAID
                                                              ASSETS FOR    BY AIM TO THE
                                                               THE MOST      SUB-ADVISOR
                                                               RECENTLY     FOR THE MOST
                                                              COMPLETED       RECENTLY
                                     ANNUAL RATE                FISCAL        COMPLETED
                               (BASED ON AVERAGE DAILY        PERIOD OR     FISCAL PERIOD
NAME OF FUND                         NET ASSETS)                 YEAR          OR YEAR
------------               -------------------------------   ------------   -------------
AIM Developing Markets
  Fund...................  0.39% of the first $500           $217,532,348    $  850,281
                           million; 0.38% on the next $500
                           million; 0.37% on the next $500
                           million; and 0.36% on amounts
                           thereafter
AIM Euroland Growth
  Fund...................  0.39% of the first $500           $452,608,692    $2,131,915
                           million; 0.38% on the next $500
                           million; 0.37% on the next $500
                           million; and 0.36% on amounts
                           thereafter

                                                                       EXHIBIT G

                 FEES PAID TO AIM AND AFFILIATES IN MOST RECENT
                                  FISCAL YEAR

     The following chart sets forth the fees paid by AIM Investment Funds during the fiscal year ended October 31, 2000 and by AIM Growth Series and AIM Series Trust during the fiscal year ended December 31, 2000 to A I M Advisors, Inc.
(AIM) and to affiliates of AIM.

                                           AIM
                                     (ADMINISTRATIVE          A I M             A I M FUND
NAME OF FUND                           SERVICES)*      DISTRIBUTORS, INC.**   SERVICES, INC.
------------                         ---------------   --------------------   --------------
AIM GROWTH SERIES
  AIM Euroland Growth Fund.........     $122,868           $   943,874          $  685,297
  AIM Mid Cap Equity Fund..........     $101,673           $ 1,552,265          $  507,683
AIM INVESTMENT FUNDS
  AIM Developing Markets Fund......     $ 50,000           $   762,839          $  655,263
  AIM Global Health Care Fund......     $117,295           $ 1,107,408          $  592,507
  AIM Global Telecommunications and
    Technology Fund................     $202,100           $12,920,438          $3,251,404
  AIM Strategic Income Fund........     $ 50,000           $   743,681          $  266,405
AIM SERIES TRUST
  AIM Global Trends Fund...........     $ 50,000           $   217,622          $   67,304

---------------

 * Fees paid to AIM for administrative services for the current fiscal year ended were paid pursuant to an agreement other than the advisory agreement. The administrative and other services, other than advisory services, currently provided by AIM will continue to be provided pursuant to the Master Administrative Services Agreement.

** Net amount received from Rule 12b-1 fees. Excludes amounts reallowed to brokers-dealers agents and other service providers.

                                                                       EXHIBIT H

                   ADVISORY FEE SCHEDULES FOR OTHER AIM FUNDS

     The following table provides information with respect to the annual advisory fee rates paid to AIM by certain funds that have a similar investment objective as AIM Euroland Growth Fund, AIM Mid Cap Equity Fund, AIM Global Trends Fund, AIM Global Health Care Fund and AIM Global Telecommunications and Technology Fund, all of which have similar investment objectives.

                                                                    FEE WAIVERS, EXPENSE
                                                    TOTAL NET        LIMITATIONS AND/OR
                                                 ASSETS FOR THE            EXPENSE
                                                  MOST RECENTLY      REIMBURSEMENTS FOR
                              ANNUAL RATE           COMPLETED         THE MOST RECENTLY
                        (BASED ON AVERAGE DAILY   FISCAL PERIOD    COMPLETED FISCAL PERIOD
NAME OF FUND                  NET ASSETS)            OR YEAR               OR YEAR
------------            -----------------------  --------------    -----------------------
AIM Aggressive Growth
  Fund................  0.80% of the first $150  $ 4,939,115,472   N/A
                        million; 0.625% of the
                        excess over $150
                        million
AIM Capital
  Development Fund....  0.75% of the first $350  $ 1,460,395,827   N/A
                        million; 0.625% of the
                        excess over $350
                        million
AIM Constellation
  Fund................  1.00% of the first $30   $21,307,141,865   Waive 0.025% of
                        million; 0.75% over $30                    advisory fee on average
                        million up to $150                         net assets in excess of
                        million; 0.625% of the                     $5 billion; 0.05% on
                        excess over $150                           average net assets in
                        million                                    excess of $10 billion;
                                                                   0.075% on average net
                                                                   assets in excess of $15
                                                                   billion; 0.10% on
                                                                   average net assets in
                                                                   excess of $20 billion;
                                                                   0.125% on average net
                                                                   assets in excess of $25
                                                                   billion; 0.150% on
                                                                   average net assets in
                                                                   excess of $30 billion;
                                                                   0.175% on average net
                                                                   assets over $35 billion
AIM Dent Demographic
  Trends Fund.........  0.85% of the first $2    $ 1,725,230,006   N/A
                        billion; 0.80% of the
                        excess over $2 billion

                                                                    FEE WAIVERS, EXPENSE
                                                    TOTAL NET        LIMITATIONS AND/OR
                                                 ASSETS FOR THE            EXPENSE
                                                  MOST RECENTLY      REIMBURSEMENTS FOR
                              ANNUAL RATE           COMPLETED         THE MOST RECENTLY
                        (BASED ON AVERAGE DAILY   FISCAL PERIOD    COMPLETED FISCAL PERIOD
NAME OF FUND                  NET ASSETS)            OR YEAR               OR YEAR
------------            -----------------------  --------------    -----------------------
AIM Emerging Growth
  Fund................  0.85% of the first $1    $   283,201,581   Expense limitation --
                        billion; 0.80% of the                      Limit Net Expenses:
                        excess over $1 billion                     Class A, 1.68% Class B,
                                                                   2.37% Class C, 2.37%
AIM Large Cap Growth
  Fund................  0.75% of the first $1    $   514,872,051   Waive advisory fee
                        billion; 0.70% over $1                     and/or reimburse
                        billion up to $2                           expenses on Class A,
                        billion; 0.625% of the                     Class B and Class C to
                        excess over $2 billion                     extent necessary to
                                                                   limit Total Operating
                                                                   Expenses (excluding
                                                                   interest, taxes,
                                                                   dividend expense on
                                                                   short sales,
                                                                   extraordinary items,
                                                                   and increases in
                                                                   expenses resulting from
                                                                   expense offset
                                                                   arrangements, if any)
                                                                   of Class A shares to
                                                                   1.95%
AIM Mid Cap Growth
  Fund................  0.80% of the first $1    $   248,775,142   N/A
                        billion; 0.75% of the
                        excess over $1 billion
AIM Weingarten Fund...  1.00% of the first $30   $11,196,519,691   Waive 0.025% of
                        million; 0.75% over $30                    advisory fee on average
                        million up to $350                         net assets in excess of
                        million; 0.625% of the                     $5 billion; 0.05% on
                        excess over $350                           average net assets in
                        million                                    excess of $10 billion;
                                                                   0.075% on average net
                                                                   assets in excess of $15
                                                                   billion; 0.10% on
                                                                   average net assets in
                                                                   excess of $20 billion;
                                                                   0.125% on average net
                                                                   assets in excess of $25
                                                                   billion; 0.150% on
                                                                   average net assets in
                                                                   excess of $30 billion;
                                                                   0.175% on average net
                                                                   assets over $35 billion

                                                                    FEE WAIVERS, EXPENSE
                                                    TOTAL NET        LIMITATIONS AND/OR
                                                 ASSETS FOR THE            EXPENSE
                                                  MOST RECENTLY      REIMBURSEMENTS FOR
                              ANNUAL RATE           COMPLETED         THE MOST RECENTLY
                        (BASED ON AVERAGE DAILY   FISCAL PERIOD    COMPLETED FISCAL PERIOD
NAME OF FUND                  NET ASSETS)            OR YEAR               OR YEAR
------------            -----------------------  --------------    -----------------------
AIM Asian Growth
  Fund................  0.95% of the first $500  $   140,404,542   Waive advisory fee
                        million; 0.90% of the                      and/or reimburse
                        excess over $500                           expenses on Class A,
                        million                                    Class B and Class C to
                                                                   extent necessary to
                                                                   limit Total Operating
                                                                   Expenses (excluding
                                                                   interest, taxes,
                                                                   dividend expense on
                                                                   short sales,
                                                                   extraordinary items,
                                                                   and increases in
                                                                   expenses due to expense
                                                                   offset arrangements, if
                                                                   any) of Class A shares
                                                                   to 1.92%
AIM European
  Development Fund....  0.95% of the first $500  $   497,383,325   N/A
                        million; 0.90% of the
                        excess over $500
                        million
AIM Global Aggressive
  Growth Fund.........  0.90% of the first $1    $ 2,313,627,092   N/A
                        billion; 0.85% of the
                        excess over $1 billion
AIM Global Growth
  Fund................  0.85% of the first $1    $ 1,692,210,413   Waive advisory fee
                        billion; 0.80% of the                      and/or reimburse
                        excess over $1 billion                     expenses on Class A,
                                                                   Class B and Class C to
                                                                   extent necessary to
                                                                   limit Total Operating
                                                                   Expenses (excluding
                                                                   interest, taxes,
                                                                   dividend expense on
                                                                   short sales,
                                                                   extraordinary items,
                                                                   and increases in
                                                                   expenses due to expense
                                                                   offset arrangements, if
                                                                   any) of Class A shares
                                                                   to 1.60%
AIM International
  Equity Fund.........  0.95% of the first $1    $ 3,577,476,822   Waive 0.05% of advisory
                        billion; 0.90% of the                      fee on average net
                        excess over $1 billion                     assets in excess of
                                                                   $500 million

                                                                    FEE WAIVERS, EXPENSE
                                                    TOTAL NET        LIMITATIONS AND/OR
                                                 ASSETS FOR THE            EXPENSE
                                                  MOST RECENTLY      REIMBURSEMENTS FOR
                              ANNUAL RATE           COMPLETED         THE MOST RECENTLY
                        (BASED ON AVERAGE DAILY   FISCAL PERIOD    COMPLETED FISCAL PERIOD
NAME OF FUND                  NET ASSETS)            OR YEAR               OR YEAR
------------            -----------------------  --------------    -----------------------
AIM European Small
  Company Fund........  0.95%                    $    12,529,312   Waive advisory fee
                                                                   and/or reimburse
                                                                   expenses on Class A,
                                                                   Class B and Class C to
                                                                   extent necessary to
                                                                   limit Total Operating
                                                                   Expenses (excluding
                                                                   interest, taxes,
                                                                   dividend expense on
                                                                   short sales,
                                                                   extraordinary items,
                                                                   and increases in
                                                                   expenses resulting from
                                                                   expense offset
                                                                   arrangements, if any)
                                                                   of Class A shares to
                                                                   2.00%
AIM International
  Emerging Growth
  Fund................  0.95%                    $    10,266,398   Waive advisory fee
                                                                   and/or reimburse
                                                                   expenses on Class A,
                                                                   Class B and Class C to
                                                                   extent necessary to
                                                                   limit Total Operating
                                                                   Expenses (excluding
                                                                   interest, taxes,
                                                                   dividend expense on
                                                                   short sales,
                                                                   extraordinary items,
                                                                   and increases in
                                                                   expenses resulting from
                                                                   expense offset
                                                                   arrangements, if any)
                                                                   of Class A shares to
                                                                   2.00%

                                                                    FEE WAIVERS, EXPENSE
                                                    TOTAL NET        LIMITATIONS AND/OR
                                                 ASSETS FOR THE            EXPENSE
                                                  MOST RECENTLY      REIMBURSEMENTS FOR
                              ANNUAL RATE           COMPLETED         THE MOST RECENTLY
                        (BASED ON AVERAGE DAILY   FISCAL PERIOD    COMPLETED FISCAL PERIOD
NAME OF FUND                  NET ASSETS)            OR YEAR               OR YEAR
------------            -----------------------  --------------    -----------------------
AIM New Technology
  Fund................  1.00%                    $    75,376,377   Waive advisory fee
                                                                   and/or reimburse
                                                                   expenses on Class A,
                                                                   Class B and Class C to
                                                                   extent necessary to
                                                                   limit Total Operating
                                                                   Expenses (excluding
                                                                   interest, taxes,
                                                                   dividend expense on
                                                                   short sales,
                                                                   extraordinary items,
                                                                   and increases in
                                                                   expenses resulting from
                                                                   expense offset
                                                                   arrangements, if any)
                                                                   of Class A shares to
                                                                   1.70%
AIM Select Growth
  Fund................  0.80% of the first $150  $ 1,265,476,063   N/A
                        million; 0.625% of the
                        excess over $150
                        million
AIM Small Cap Equity
  Fund................  0.85%                    $    58,218,875   Waive advisory fee
                                                                   and/or reimburse
                                                                   expenses on Class A,
                                                                   Class B and Class C to
                                                                   extent necessary to
                                                                   limit Total Operating
                                                                   Expenses (excluding
                                                                   interest, taxes,
                                                                   dividend expense on
                                                                   short sales,
                                                                   extraordinary items,
                                                                   and increases in
                                                                   expenses resulting from
                                                                   expense offset
                                                                   arrangements, if any)
                                                                   of Class A shares to
                                                                   1.76%

                                                                    FEE WAIVERS, EXPENSE
                                                    TOTAL NET        LIMITATIONS AND/OR
                                                 ASSETS FOR THE            EXPENSE
                                                  MOST RECENTLY      REIMBURSEMENTS FOR
                              ANNUAL RATE           COMPLETED         THE MOST RECENTLY
                        (BASED ON AVERAGE DAILY   FISCAL PERIOD    COMPLETED FISCAL PERIOD
NAME OF FUND                  NET ASSETS)            OR YEAR               OR YEAR
------------            -----------------------  --------------    -----------------------
AIM Value II Fund.....  0.75%                    $   148,758,600   Waive advisory fee
                                                                   and/or reimburse
                                                                   expenses on Class A,
                                                                   Class B and Class C to
                                                                   extent necessary to
                                                                   limit Total Operating
                                                                   Expenses (excluding
                                                                   interest, taxes,
                                                                   dividend expense on
                                                                   short sales,
                                                                   extraordinary items,
                                                                   and increases in
                                                                   expenses resulting from
                                                                   expense offset
                                                                   arrangements, if any)
                                                                   of Class A shares to
                                                                   1.40%
AIM Worldwide Spectrum
  Fund................  0.85%                    $     1,109,786   Expense limitation --
                                                                   Limit Net Expenses:
                                                                   Class A, 1.80%
                                                                   Class B, 2.47%
                                                                   Class C, 2.47%
AIM V.I. Aggressive
  Growth Fund.........  0.80% of first $150      $   103,180,866   Expense limitation --
                        million; 0.625% of the                     1.16%
                        excess over $150
                        million
AIM V.I. Capital
  Appreciation Fund...  0.65% of first $250      $ 1,534,208,701   N/A
                        million; 0.60% of the
                        excess over $250
                        million
AIM V.I. Capital
  Development Fund....  0.75% of first $350      $    74,874,058   Expense limitation --
                        million; 0.625% of the                     1.19%
                        excess over $350
                        million
AIM V.I. Dent
  Demographic Trends
  Fund................  0.85% of first $2        $    41,299,588   Expense limitation --
                        billion; 0.80% of the                      1.50%
                        excess over $2 billion
AIM V.I. Growth Fund..  0.65% of first $250      $   879,182,306   N/A
                        million; 0.60% of the
                        excess over $250
                        million

                                                                    FEE WAIVERS, EXPENSE
                                                    TOTAL NET        LIMITATIONS AND/OR
                                                 ASSETS FOR THE            EXPENSE
                                                  MOST RECENTLY      REIMBURSEMENTS FOR
                              ANNUAL RATE           COMPLETED         THE MOST RECENTLY
                        (BASED ON AVERAGE DAILY   FISCAL PERIOD    COMPLETED FISCAL PERIOD
NAME OF FUND                  NET ASSETS)            OR YEAR               OR YEAR
------------            -----------------------  --------------    -----------------------
AIM V.I. International
  Equity Fund.........  0.75% of first $250      $   437,336,252   N/A
                        million; 0.70% of the
                        excess over $250
                        million
AIM V.I. New
  Technology Fund.....  1.00%                    $    69,310,069   N/A
AIM Summit Fund.......  1.00% of the first $10   $ 3,412,608,657   N/A
                        million; 0.75% of the
                        next $140 million;
                        0.625% in excess of
                        $150 million
AIM Large Cap
  Opportunities
  Fund................  Base fee of 1.50%;       $   766,818,189   N/A
                        maximum annual
                        performance adjustment
                        of +/- 1.00%
AIM Mid Cap
  Opportunities
  Fund................  Base fee of 1.50%;       $   631,268,070   Expense limitation --
                        maximum annual                             Limit Class A, Class B
                        performance adjustment                     and Class C to the
                        of +/- 1.00%                               extent necessary to
                                                                   limit expenses
                                                                   (excluding management
                                                                   fee, Rule 12b-1
                                                                   distribution plan fee,
                                                                   interest expense,
                                                                   taxes, dividend
                                                                   expenses on short
                                                                   sales, extraordinary
                                                                   items, and increases
                                                                   due to offset
                                                                   arrangements, if any)
                                                                   of Class A shares to
                                                                   0.50%
AIM Small Cap
  Opportunities
  Fund................  Base fee of 1.00%;       $   814,981,144   N/A
                        maximum annual
                        performance adjustment
                        of +/-0.75%
AIM Basic Value Fund..  First $500 million       $   883,688,314   Expense limitation --
                        0.725%; Next $500                          Limit Net Expenses:
                        million 0.70%; Next                        Class A, 1.32% Class B,
                        $500 million 0.675%;                       1.97% Class C, 1.97%
                        0.65% of excess over
                        $1.5 billion

                                                                    FEE WAIVERS, EXPENSE
                                                    TOTAL NET        LIMITATIONS AND/OR
                                                 ASSETS FOR THE            EXPENSE
                                                  MOST RECENTLY      REIMBURSEMENTS FOR
                              ANNUAL RATE           COMPLETED         THE MOST RECENTLY
                        (BASED ON AVERAGE DAILY   FISCAL PERIOD    COMPLETED FISCAL PERIOD
NAME OF FUND                  NET ASSETS)            OR YEAR               OR YEAR
------------            -----------------------  --------------    -----------------------
AIM Japan Growth
  Fund................  First $500 million       $   104,901,981   Expense limitation --
                        0.975%; Next $500                          Limit Net Expenses:
                        million 0.95%; Next                        Class A, 2.00% Class B,
                        $500 million 0.925%;                       2.65% Class C, 2.65%
                        excess over 0.90%
AIM Small Cap Growth
  Fund................  First $500 million       $   839,488,854   Expense limitation --
                        0.725%; Next $500                          Limit Net Expenses:
                        million 0.70%; Next                        Class A, 1.75% Class B,
                        $500 million 0.675%;                       2.40% Class C, 2.40%
                        0.65% of excess over
                        $1.5 billion
AIM Global Consumer
  Products and
  Services Fund.......  First $500 million       $   196,920,501   Expense limitation --
                        0.975%; Next $500                          Limit Net Expenses:
                        million 0.95%; Next                        Class A, 2.00% Class B,
                        $500 million 0.925%;                       2.50% Class C, 2.50%
                        0.90% of excess over
                        $1.5 billion*
AIM Global Financial
  Services Fund.......  First $500 million       $   208,680,201   Expense limitation --
                        0.975%; Next $500                          Limit Net Expenses:
                        million 0.95%; Next                        Class A, 2.00% Class B,
                        $500 million 0.925%;                       2.50% Class C, 2.50%
                        0.90% of excess over
                        $1.5 billion
AIM Global
  Infrastructure
  Fund................  First $500 million       $    53,535,652   Expense limitation --
                        0.975%; Next $500                          Limit Net Expenses:
                        million 0.95%; Next                        Class A, 2.00% Class B,
                        $500 million 0.925%;                       2.50% Class C, 2.50%
                        0.90% of excess over
                        $1.5 billion
AIM Global Resources
  Fund................  First $500 million       $    26,800,095   Expense limitation --
                        0.925%; Next $500                          Limit Net Expenses:
                        million 0.95%; Next                        Class A, 2.00% Class B,
                        $500 million 0.925%;                       2.50% Class C, 2.50%
                        0.90% of excess over
                        $1.5 billion*

                                                                    FEE WAIVERS, EXPENSE
                                                    TOTAL NET        LIMITATIONS AND/OR
                                                 ASSETS FOR THE            EXPENSE
                                                  MOST RECENTLY      REIMBURSEMENTS FOR
                              ANNUAL RATE           COMPLETED         THE MOST RECENTLY
                        (BASED ON AVERAGE DAILY   FISCAL PERIOD    COMPLETED FISCAL PERIOD
NAME OF FUND                  NET ASSETS)            OR YEAR               OR YEAR
------------            -----------------------  --------------    -----------------------
AIM Latin American
  Growth Fund.........  First $500 million       $    76,133,127   Expense limitation --
                        0.975%; Next $500                          Limit Net Expenses:
                        million 0.95%; Next                        Class A, 2.00% Class B,
                        $500 million 0.925%;                       2.50% Class C, 2.50%
                        0.90% of excess over
                        $1.5 billion

---------------

* Reflects management and administration fees for both master and feeder funds.

     The following table provides information with respect to the annual advisory fee rates paid to AIM by certain funds that have a similar investment objective as AIM Developing Markets Fund.

                                                                    FEE WAIVERS, EXPENSE
                                                    TOTAL NET        LIMITATIONS AND/OR
                                                 ASSETS FOR THE           EXPENSE
                              ANNUAL RATE         MOST RECENTLY      REIMBURSEMENTS FOR
                        (BASED ON AVERAGE DAILY     COMPLETED        THE MOST RECENTLY
NAME OF FUND                  NET ASSETS)          FISCAL YEAR     COMPLETED FISCAL YEAR
------------            -----------------------  ---------------   ----------------------
AIM Blue Chip Fund....  0.75% of the first $350  $ 6,629,788,988   Waive 0.025% of
                        million; 0.625% of the                     advisory fee on
                        excess over $350                           average net assets in
                        million                                    excess of $5 billion;
                                                                   0.05% on average net
                                                                   assets in excess of
                                                                   $10 billion; 0.075% on
                                                                   average net assets in
                                                                   excess of $15 billion;
                                                                   0.10% on average net
                                                                   assets in excess of
                                                                   $20 billion; 0.125% on
                                                                   average net assets in
                                                                   excess of $25 billion;
                                                                   0.150% on average net
                                                                   assets in excess of
                                                                   $30 billion; 0.175% on
                                                                   average net assets
                                                                   over $35 billion

                                                                    FEE WAIVERS, EXPENSE
                                                    TOTAL NET        LIMITATIONS AND/OR
                                                 ASSETS FOR THE           EXPENSE
                              ANNUAL RATE         MOST RECENTLY      REIMBURSEMENTS FOR
                        (BASED ON AVERAGE DAILY     COMPLETED        THE MOST RECENTLY
NAME OF FUND                  NET ASSETS)          FISCAL YEAR     COMPLETED FISCAL YEAR
------------            -----------------------  ---------------   ----------------------
AIM Charter Fund......  1.00% of the first $30   $ 9,306,585,309   Waive 0.025% of
                        million; 0.75% over $30                    advisory fee on
                        million up to $150                         average net assets in
                        million; 0.625% of the                     excess of $5 billion;
                        excess over $150                           0.05% on average net
                        million                                    assets in excess of
                                                                   $10 billion; 0.075% on
                                                                   average net assets in
                                                                   excess of $15 billion;
                                                                   0.10% on average net
                                                                   assets in excess of
                                                                   $20 billion; 0.125% on
                                                                   average net assets in
                                                                   excess of $25 billion;
                                                                   0.150% on average net
                                                                   assets in excess of
                                                                   $30 billion; 0.175% on
                                                                   average net assets
                                                                   over $35 billion
AIM Large Cap Basic
  Value Fund..........  0.60% of the first $1    $     9,950,547   Waive advisory fee
                        billion; 0.575% over $1                    and/or reimburse
                        billion up to $2                           expenses on Class A,
                        billion; 0.55% of the                      Class B and Class C to
                        excess over $2 billion                     extent necessary to
                                                                   limit Total Operating
                                                                   Expenses (excluding
                                                                   interest, taxes,
                                                                   dividend expense on
                                                                   short sales,
                                                                   extraordinary items,
                                                                   and increases in
                                                                   expenses resulting
                                                                   from expense offset
                                                                   arrangements, if any)
                                                                   of Class A shares to
                                                                   1.25%

                                                                    FEE WAIVERS, EXPENSE
                                                    TOTAL NET        LIMITATIONS AND/OR
                                                 ASSETS FOR THE           EXPENSE
                              ANNUAL RATE         MOST RECENTLY      REIMBURSEMENTS FOR
                        (BASED ON AVERAGE DAILY     COMPLETED        THE MOST RECENTLY
NAME OF FUND                  NET ASSETS)          FISCAL YEAR     COMPLETED FISCAL YEAR
------------            -----------------------  ---------------   ----------------------
AIM Value Fund........  0.80% of the first $150  $24,977,061,625   Waive 0.025% of
                        million; 0.625% of the                     advisory fee on
                        excess over $150                           average net assets in
                        million                                    excess of $5 billion;
                                                                   0.05% on average net
                                                                   assets in excess of
                                                                   $10 billion; 0.075% on
                                                                   average net assets in
                                                                   excess of $15 billion;
                                                                   0.10% on average net
                                                                   assets in excess of
                                                                   $20 billion; 0.125% on
                                                                   average net assets in
                                                                   excess of $25 billion;
                                                                   0.150% on average net
                                                                   assets in excess of
                                                                   $30 billion; 0.175% on
                                                                   average net assets
                                                                   over $35 billion
AIM V.I. Blue Chip
  Fund................  0.75% of first $350      $    29,786,698   Expense limitation --
                        million; 0.625% of the                     1.40%
                        excess over $350
                        million
AIM V.I. Growth and
  Income Fund.........  0.65% of first $250      $ 2,514,262,021   N/A
                        million; 0.60% of the
                        excess over $250
                        million
AIM V.I. Value Fund...  0.65% of first $250      $ 2,746,160,581   N/A
                        million; 0.60% of the
                        excess over $250
                        million

     The following table provides information with respect to the annual advisory fee rates paid to AIM by a fund that has a similar investment objective as AIM Strategic Income Fund.

                                                   TOTAL NET
                                                   ASSETS FOR     FEE WAIVERS, EXPENSE
                                                    THE MOST       LIMITATIONS AND/OR
                               ANNUAL RATE          RECENTLY     EXPENSE REIMBURSEMENTS
                         (BASED ON AVERAGE DAILY   COMPLETED      FOR THE MOST RECENTLY
NAME OF FUND                   NET ASSETS)        FISCAL YEAR     COMPLETED FISCAL YEAR
------------             -----------------------  ------------   -----------------------
AIM Global Income
  Fund.................  First $1 billion 0.70%;  $167,807,569   Expense Limitation --
                         Over $1 billion 0.65%                   Class A, 1.25% Class B,
                                                                 1.75% Class C, 1.75%

         ADVISORY FEE SCHEDULES FOR OTHER AIM FUNDS ADVISED BY INVESCO

     The following table provides information with respect to the annual advisory fee rates paid to INVESCO by certain funds that have a similar investment objective as Developing Markets Fund and Euroland Growth Fund.

Equity and Balanced Accounts*..........       0.50% of the first L10 million

                                              0.25% of the first L10 million and

                                              0.15% on amounts thereafter

* Minimum of L25,000 p.a.

                                                                       EXHIBIT I

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

AIM GLOBAL TRENDS FUND

     (1) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.*

     (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.*

     (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933.*

     (4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions, of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investment in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by government or political subdivisions of governments, or (iii) bank instruments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

     (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.*

     (6) The Fund will not purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

     (7) The Fund may not make personal loans or loans to persons who control or are under the common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

     (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.*

* The Fund intends to retain these fundamental investment restrictions, substantially in the form presented.

AIM EUROLAND GROWTH FUND AND AIM MID CAP EQUITY FUND

     These Funds may not:

          (1) Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;

          (2) Purchase or sell physical commodities, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

          (3) Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes;

          (4) Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;

          (5) Purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other investment companies;

          (6) Engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities; or

          (7) Purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities and receivables related to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund.

     For purposes of the concentration policy contained in limitation (7) above, each Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any single foreign government or any supranational organization are considered to be securities of issuers in the same industry.

AIM DEVELOPING MARKETS FUND

     The Fund may not:

          (1) issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of Developing Markets Fund's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes;

          (2) purchase any security if, as a result of that purchase, 25% or more of Developing Markets Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

          (3) engage in the business of underwriting securities of other issuers, except to the extent that Developing Markets Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities;

          (4) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that Developing Markets Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;

          (5) purchase or sell physical commodities, but Developing Markets Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or

          (6) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

     Notwithstanding any other investment policy, Developing Markets Fund may invest all of its investable assets (cash, securities and receivables related to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund.

     For purposes of the concentration policy of Developing Markets Fund contained in limitation (2) above, the Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any one single foreign government, or by all supranational organizations in the aggregate, are considered to be securities of issuers in the same industry.

AIM STRATEGIC INCOME FUND

     The Fund may not:

          (1) Purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

          (2) Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-based securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;

          (3) Engage in the business of underwriting securities of other issuers, except to the extent hat the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities;

          (4) Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;

          (5) Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes; or

          (6) Purchase or sell physical commodities, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

     Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities and receivables related to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund.

     For purposes of the Fund's concentration policy contained in limitation (1) above, the Fund intends to comply with the SEC staff positions that securities issued or guaranteed as to principal and interest by any single foreign government or any supranational organizations in the aggregate are considered to be securities of issuers in the same industry.

AIM GLOBAL HEALTH CARE FUND

     The Fund may not:

          (1) Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Health Care Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;

          (2) Engage in the business of underwriting securities of other issuers, except to the extent that the Health Care Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities;

          (3) Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;

          (4) Purchase or sell physical commodities, but the Health Care Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

          (5) Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Health Care Fund's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that the Health Care Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes; or

          (6) Purchase securities of any one issuer if, as a result, more than 5% of the Health Care Fund's total assets would be invested in securities of that issuer or the Health Care Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Health Care Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other investment companies.

Notwithstanding any other investment policy of the Health Care Fund, the Health Care Fund may invest all of its investable assets (cash, securities and receivables related to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund.

AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND

     The Fund may not:

          (1) Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Telecommunications and Technology Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;

          (2) Purchase or sell physical commodities, but the Telecommunications and Technology Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

          (3) Engage in the business of underwriting securities of other issuers, except to the extent that the Telecommunications and Technology Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities;

          (4) Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;

          (5) Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Telecommunications and Technology Fund's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that the Telecommunications and Technology Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes; or

          (6) Purchase securities of any one issuer if, as a result, more than 5% of the Telecommunications and Technology Fund's total assets would be invested in securities of that issuer or the Telecommunications and Technology Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Telecommunications and Technology Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other investment companies.

Notwithstanding any other investment policy of the Telecommunications and Technology Fund, the Telecommunications and Technology Fund may invest all of its investable assets (cash, securities and receivables related to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund.

                                                                       EXHIBIT J

                    EXECUTIVE OFFICERS OF AIM GROWTH SERIES,
                   AIM INVESTMENT FUNDS AND AIM SERIES TRUST

     The following table provides information with respect to the executive officers of the Trusts. Each executive officer is elected by the Board and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. The business address of all officers of the Trusts is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

NAME, AGE AND POSITION
WITH THE COMPANY          OFFICER SINCE      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------------    -------------      -------------------------------------------
Robert H. Graham (54)   August 31, 1998      See director table under Proposal 1.
  Chairman President
Gary T. Crum (53)       May 7, 1998          Director and President, A I M Capital
  Vice President                             Management, Inc.; Director and Executive
                                             Vice President, A I M Management Group Inc.;
                                             Director and Senior Vice President, A I M
                                             Advisors, Inc.; and Director, A I M
                                             Distributors, Inc. and AMVESCAP PLC.
Carol F. Relihan (46)   May 7, 1998          Director, Senior Vice President, General
  Vice President                             Counsel and Secretary, A I M Advisors, Inc.;
  Secretary                                  Senior Vice President, General Counsel and
                                             Secretary, A I M Management Group Inc.;
                                             Director, Vice President and General
                                             Counsel, Fund Management Company; Vice
                                             President and General Counsel, A I M Fund
                                             Services, Inc.; and Vice President, A I M
                                             Capital Management, Inc. and A I M
                                             Distributors, Inc.
Melville B. Cox (57)    May 7, 1998          Vice President and Chief Compliance Officer,
  Vice President                             A I M Advisors, Inc., A I M Capital
                                             Management, Inc., A I M Distributors, Inc.,
                                             A I M Fund Services, Inc. and Fund
                                             Management Company.
Dana R. Sutton (42)     May 7, 1998          Vice President and Fund Controller, A I M
  Vice President                             Advisors, Inc.; and Assistant Vice President
  Treasurer                                  and Assistant Treasurer, Fund Management
                                             Company.

                                                                       EXHIBIT K

                        SECURITY OWNERSHIP OF MANAGEMENT
                           AND CERTAIN RECORD OWNERS

SECURITY OWNERSHIP OF MANAGEMENT

     To the best of the knowledge of each Trust, the ownership of shares of each of the Funds by executive officers and trustees of each Trust as a group constituted less than 1% of the outstanding shares of each Class of each of the Funds as of May 30, 2001.

SECURITY OWNERSHIP OF CERTAIN RECORD OWNERS

     To the best knowledge of the Trusts, the names and addresses of the holders of 5% or more of the outstanding shares of each class of each Fund as of May 30, 2001, and the amount of the outstanding shares owned of record or beneficially by such holders, are set forth below.

                                                                  PERCENT OF                   PERCENT OF
                                                                    CLASS         SHARES         CLASS
                           NAME AND ADDRESS        SHARES OWNED    OWNED OF       OWNED          OWNED
FUND (CLASS)                OF RECORD OWNER         OF RECORD       RECORD     BENEFICIALLY   BENEFICIALLY
------------               ----------------        ------------   ----------   ------------   ------------
AIM Euroland Growth
  Fund
  Class A              Merrill Lynch Pierce        2,860,430.18     12.82%            -0-*         -0-*
                       Fenner & Smith
                       FBO The Sole Benefit of
                       Customers
                       Attn: Fund Administration
                       4800 Deer Lake Dr. East,
                       2nd Floor
                       Jacksonville, FL 32246
  Class B              Merrill Lynch Pierce         303,013.21       6.45%            -0-*         -0-*
                       Fenner & Smith
                       FBO The Sole Benefit of
                       Customers
                       Attn: Fund Administration
                       4800 Deer Lake Dr. East,
                       2nd Floor
                       Jacksonville, FL 32246
  Class C              Merrill Lynch Pierce          85,163.79      27.88%            -0-*         -0-*
                       Fenner & Smith
                       FBO The Sole Benefit of
                       Customers
                       Attn: Fund Administration
                       4800 Deer Lake Dr. East,
                       2nd Floor
                       Jacksonville, FL 32246
                       Painewebber FBO                     -0-        -0-       16,616.61         5.44%
                       Lorenzo C. Lamadrid
                       United Sovereign Tr. Co.
                       FBO LCL Family
                       1424 West 28th Street
                       Miami, FL 33140-4218

                                                                  PERCENT OF                   PERCENT OF
                                                                    CLASS         SHARES         CLASS
                           NAME AND ADDRESS        SHARES OWNED    OWNED OF       OWNED          OWNED
FUND (CLASS)                OF RECORD OWNER         OF RECORD       RECORD     BENEFICIALLY   BENEFICIALLY
------------               ----------------        ------------   ----------   ------------   ------------
AIM Mid Cap Equity
  Fund
  Class A              Merrill Lynch Pierce        1,221,114.00      9.23%            -0-*         -0-*
                       Fenner & Smith
                       FBO The Sole Benefit of
                       Customers
                       Attn: Fund Administration
                       4800 Deer Lake Dr. East,
                       2nd Floor
                       Jacksonville, FL 32246
  Class B              Merrill Lynch Pierce         948,851.75       8.32%            -0-*         -0-*
                       Fenner & Smith
                       FBO The Sole Benefit of
                       Customers
                       Attn: Fund Administration
                       4800 Deer Lake Dr. East,
                       2nd Floor
                       Jacksonville, FL 32246
  Class C              Merrill Lynch Pierce         315,828.45      20.12%            -0-*         -0-*
                       Fenner & Smith
                       FBO The Sole Benefit of
                       Customers
                       Attn: Fund Administration
                       4800 Deer Lake Dr. East,
                       2nd Floor
                       Jacksonville, FL 32246
AIM Global Trends
  Fund
  Class C              Salomon Smith Barney,         13,813.61       9.34%            -0-*         -0-*
                       Inc.
                       333 West 34th Street
                       3rd Floor
                       New York, NY 10001
                       Merrill Lynch Pierce          10,163.21       6.87%            -0-*         -0-*
                       Fenner & Smith
                       FBO The Sole Benefit of
                       Customers
                       Attn: Fund Administration
                       4800 Deer Lake Dr. East,
                       2nd Floor
                       Jacksonville, FL 32246

                                                                  PERCENT OF                   PERCENT OF
                                                                    CLASS         SHARES         CLASS
                           NAME AND ADDRESS        SHARES OWNED    OWNED OF       OWNED          OWNED
FUND (CLASS)                OF RECORD OWNER         OF RECORD       RECORD     BENEFICIALLY   BENEFICIALLY
------------               ----------------        ------------   ----------   ------------   ------------
AIM Global Health
  Care Fund
  Class A              Merrill Lynch Pierce        2,115,477.21     12.05%            -0-*         -0-*
                       Fenner & Smith
                       FBO The Sole Benefit of
                       Customers
                       Attn: Fund Administration
                       4800 Deer Lake Dr. East,
                       2nd Floor
                       Jacksonville, FL 32246
  Class B              Merrill Lynch Pierce         456,538.02       6.85%            -0-*         -0-*
                       Fenner & Smith
                       FBO The Sole Benefit of
                       Customers
                       Attn: Fund Administration
                       4800 Deer Lake Dr. East,
                       2nd Floor
                       Jacksonville, FL 32246
  Class C              Merrill Lynch Pierce          62,958.45       7.30%            -0-*         -0-*
                       Fenner & Smith
                       FBO The Sole Benefit of
                       Customers
                       Attn: Fund Administration
                       4800 Deer Lake Dr. East,
                       2nd Floor
                       Jacksonville, FL 32246
AIM Global Telecommu-
  nications and
  Technology Fund
  Class A              Merrill Lynch Pierce        5,713,131.04      9.93%            -0-*         -0-*
                       Fenner & Smith
                       FBO The Sole Benefit of
                       Customers
                       Attn: Fund Administration
                       4800 Deer Lake Dr. East,
                       2nd Floor
                       Jacksonville, FL 32246
  Class B              Merrill Lynch Pierce        3,056,419.93      5.92%            -0-*         -0-*
                       Fenner & Smith
                       FBO The Sole Benefit of
                       Customers
                       Attn: Fund Administration
                       4800 Deer Lake Dr. East,
                       2nd Floor
                       Jacksonville, FL 32246

                                                                  PERCENT OF                   PERCENT OF
                                                                    CLASS         SHARES         CLASS
                           NAME AND ADDRESS        SHARES OWNED    OWNED OF       OWNED          OWNED
FUND (CLASS)                OF RECORD OWNER         OF RECORD       RECORD     BENEFICIALLY   BENEFICIALLY
------------               ----------------        ------------   ----------   ------------   ------------
  Class C              Merrill Lynch Pierce         439,827.04      10.03%            -0-*         -0-*
                       Fenner & Smith
                       FBO The Sole Benefit of
                       Customers
                       Attn: Fund Administration
                       4800 Deer Lake Dr. East,
                       2nd Floor
                       Jacksonville, FL 32246
AIM Developing
  Markets Fund
  Class A              Merrill Lynch Pierce        1,272,560.57      9.21%            -0-*         -0-*
                       Fenner & Smith
                       FBO The Sole Benefit of
                       Customers
                       Attn: Fund Administration
                       4800 Deer Lake Dr. East,
                       2nd Floor
                       Jacksonville, FL 32246
  Class C              Merrill Lynch Pierce          25,200.15      12.77%            -0-*         -0-*
                       Fenner & Smith
                       FBO The Sole Benefit of
                       Customers
                       Attn: Fund Administration
                       4800 Deer Lake Dr. East,
                       2nd Floor
                       Jacksonville, FL 32246
                       First Clearing                10,156.96       5.15%            -0-*         -0-*
                       Corporation
                       W.L. Burgess IRA R/O
                       FCC as Custodian
                       7893 Vue Estates Road
                       Meridian, ID 83642-5207
                       Painewebber FBO                     -0-        -0-        9,994.04         5.06%
                       Adelle Morley
                       August Hill Farm
                       3073 Gass Road
                       Lexington, OH 44904-9753
AIM Strategic Income
  Fund
  Class A              Merrill Lynch Pierce         410,128.30       7.10%            -0-*         -0-*
                       Fenner & Smith
                       FBO The Sole Benefit of
                       Customers
                       Attn: Fund Administration
                       4800 Deer Lake Dr. East,
                       2nd Floor
                       Jacksonville, FL 32246

                                                                  PERCENT OF                   PERCENT OF
                                                                    CLASS         SHARES         CLASS
                           NAME AND ADDRESS        SHARES OWNED    OWNED OF       OWNED          OWNED
FUND (CLASS)                OF RECORD OWNER         OF RECORD       RECORD     BENEFICIALLY   BENEFICIALLY
------------               ----------------        ------------   ----------   ------------   ------------
  Class C              Donaldson Lufkin Jenrette     16,981.76      13.62%            -0-*         -0-*
                       Securities Corporation
                       Inc.
                       P.O. Box 2052
                       Jersey City, NJ
                       07303-9998
                       Margo L. Baird                      -0-        -0-       12,150.64         9.74%
                       620 N. Washington St.
                       Hinsdale, IL 60521
                       Barbara T. Campbell Exec.           -0-        -0-        9,744.24         7.81%
                       E/O Charles Mitchell
                       Campbell Jr.
                       14371 Cherry Hill Rd.
                       Montpelier, VA 23192
                       Merrill Lynch Pierce           8,522.00       6.83%            -0-*         -0-*
                       Fenner & Smith
                       FBO The Sole Benefit of
                       Customers
                       Attn: Fund Administration
                       4800 Deer Lake Dr. East,
                       2nd Floor
                       Jacksonville, FL 32246

---------------

 * The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

GROUP F

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
PROXY CARD     PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY!       PROXY CARD

     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 17, 2001

                   PROXY SOLICITED BY THE BOARD OF TRUSTEES

***  CONTROL NUMBER:  999  999  999  999    ***


AIM EUROLAND GROWTH FUND
A PORTFOLIO OF AIM GROWTH SERIES

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on August 17, 2001, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

                                         Proxy must be signed and dated below.

                                        Dated ________________________
                                        ______________________________________
                                       |                                      |
                                       |                                      |
                                       |______________________________________|
                                           Signature(s) (if held jointly)

                                       NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                       APPEARS ON THIS PROXY CARD. All joint
                                       owners should sign. When signing as
                                       executor, administrator, attorney,
                                       trustee or guardian or as custodian
                                       for a minor, please give full title
                                       as such. If a corporation, please
                                       sign in full corporate name and
                                       indicate the signer's office. If a
                                       partner, sign in the partnership name.

                                                                   543,643,343

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" EACH TRUSTEE AND "FOR"THE APPROVAL OF EACH OTHER PROPOSAL.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.   |X|                  FOR    WITHHOLD    FOR ALL
PLEASE DO NOT USE FINE POINT PENS.                                                                 ALL    AUTHORITY   EXCEPT
                                                                                                           FOR ALL
                                                                                                           NOMINEES

1. To elect twelve individuals to the Board of Trustees of AIM Growth Series,                       O         O           O  1.
   each of whom will serve until his or her successor is elected and qualified:

   01  Robert H. Graham  04  Bruce L. Crockett   07  Edward K. Dunn, Jr. 10  Prema Mathai-Davis
   02  Frank S. Bayley   05  Owen Daly II        08  Jack M. Fields      11  Lewis F. Pennock
   03  Ruth H. Quigley   06  Albert R. Dowden    09  Carl Frischling     12  Louis S. Sklar

   To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and write thenominee's number on the line provided.
   ____________________________________________________________________________________________
                                                                                                    FOR    AGAINST     ABSTAIN
2. To approve a new Investment Advisory Agreement with A I M Advisors, Inc.                         O         O           O  2.

3. To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and
   INVESCO Asset Management Limited.                                                                O         O           O  3.

4. To approve changing the Fund's fundamental investment restrictions.
   a) Modification of Fundamental Restriction on Portfolio Diversification.                         O         O           O  4a.

   b) Modification of Fundamental Restriction on Issuing Senior Securities and Borrowing Money.     O         O           O  4b.

   c) Modification of Fundamental Restriction on Underwriting Securities.                           O         O           O  4c.

   d) Modification to or Addition of Fundamental Restriction on Industry Concentration.             O         O           O  4d.

   e) Modification of Fundamental Restriction on Real Estate Investments.                           O         O           O  4e.

   f) Modification of Fundamental Restriction on Purchasing or Selling Commodities.                 O         O           O  4f.

   g) Modification of Fundamental Restriction on Making Loans.                                      O         O           O  4g.

   h) Modification of Fundamental Policy on Investment in Investment Companies.                     O         O           O  4h.

5. To approve making the investment objective of the Fund non-fundamental.                          O         O           O  5.

6. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants                 O         O           O  6.
   for the fiscal year ending in 2001.

7. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE
   THE MEETING OR ANY ADJOURNMENT THEREOF.
                                                                                                         543,643,343

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
PROXY CARD     PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY!       PROXY CARD

     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 17, 2001

                   PROXY SOLICITED BY THE BOARD OF TRUSTEES

***  CONTROL NUMBER:  999  999  999  999    ***


AIM DEVELOPING MARKETS FUND
A PORTFOLIO OF AIM INVESTMENT FUNDS

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on August 17, 2001, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

                                         Proxy must be signed and dated below.

                                        Dated ___________________
                                        ______________________________________
                                       |                                      |
                                       |                                      |
                                       |______________________________________|
                                           Signature(s) (if held jointly)

                                       NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                       APPEARS ON THIS PROXY CARD. All joint
                                       owners should sign. When signing as
                                       executor, administrator, attorney,
                                       trustee or guardian or as custodian
                                       for a minor, please give full title
                                       as such. If a corporation, please
                                       sign in full corporate name and
                                       indicate the signer's office. If a
                                       partner, sign in the partnership name.

                                                                   576,676,376

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" EACH TRUSTEE AND "FOR"THE APPROVAL OF EACH OTHER PROPOSAL.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.   |X|                  FOR    WITHHOLD    FOR ALL
PLEASE DO NOT USE FINE POINT PENS.                                                                 ALL    AUTHORITY   EXCEPT
                                                                                                           FOR ALL
                                                                                                           NOMINEES

1. To elect twelve individuals to the Board of Trustees of AIM Investment Funds,                    O         O           0  1.
   each of whom will serve until his or her successor is elected and qualified:

   01  Robert H. Graham  04  Bruce L. Crockett   07  Edward K. Dunn, Jr. 10  Prema Mathai-Davis
   02  Frank S. Bayley   05  Owen Daly II        08  Jack M. Fields      11  Lewis F. Pennock
   03  Ruth H. Quigley   06  Albert R. Dowden    09  Carl Frischling     12  Louis S. Sklar;

   To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number on the line provided.
   ____________________________________________________________________________________________
                                                                                                    FOR    AGAINST     ABSTAIN
2. To approve a new Investment Advisory Agreement with A I M Advisors, Inc.                         O         O           O  2.

3. To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and
   INVESCO Asset Management Limited.                                                                O         O           O  3.

4. To approve changing the Fund's fundamental investment restrictions.
   a) Modification of Fundamental Restriction on Portfolio Diversification.                              Not Applicable   O  4a.

   b) Modification of Fundamental Restriction on Issuing Senior Securities and Borrowing Money.     O         O           O  4b.

   c) Modification of Fundamental Restriction on Underwriting Securities.                           O         O           O  4c.

   d) Modification to or Addition of Fundamental Restriction on Industry Concentration.             O         O           O  4d.

   e) Modification of Fundamental Restriction on Real Estate Investments.                           O         O           O  4e.

   f) Modification of Fundamental Restriction on Purchasing or Selling Commodities.                 O         O           O  4f.

   g) Modification of Fundamental Restriction on Making Loans.                                      O         O           O  4g.

   h) Modification of Fundamental Policy on Investment in Investment Companies.                     O         O           O  4h.

5. To approve making the investment objective of the Fund non-fundamental
   and changing the investment objectives.                                                          O         O           O  5.

6. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants                 O         O           O  6.
   for the fiscal year ending in 2001.

7. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE
   THE MEETING OR ANY ADJOURNMENT THEREOF.
                                                                                                         576,676,376

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
PROXY CARD     PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY!       PROXY CARD

     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 17, 2001

                   PROXY SOLICITED BY THE BOARD OF TRUSTEES

***  CONTROL NUMBER:  999  999  999  999    ***


AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND
A PORTFOLIO OF AIM INVESTMENT FUNDS

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on August 17, 2001, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

                                         Proxy must be signed and dated below.

                                        Dated ___________________
                                        ______________________________________
                                       |                                      |
                                       |                                      |
                                       |______________________________________|
                                           Signature(s) (if held jointly)

                                       NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                       APPEARS ON THIS PROXY CARD. All joint
                                       owners should sign. When signing as
                                       executor, administrator, attorney,
                                       trustee or guardian or as custodian
                                       for a minor, please give full title
                                       as such. If a corporation, please
                                       sign in full corporate name and
                                       indicate the signer's office. If a
                                       partner, sign in the partnership name.

                                                                   579,679,379

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.   |X|                  FOR    WITHHOLD    FOR ALL
PLEASE DO NOT USE FINE POINT PENS.                                                                 ALL    AUTHORITY   EXCEPT
                                                                                                           FOR ALL
                                                                                                           NOMINEES

1. To elect twelve individuals to the Board of Trustees of AIM Investment Funds,                    O         O         O  1.
   each of whom will serve until his or her successor is elected and qualified:

   01  Robert H. Graham  04  Bruce L. Crockett   07  Edward K. Dunn, Jr. 10  Prema Mathai-Davis
   02  Frank S. Bayley   05  Owen Daly II        08  Jack M. Fields      11  Lewis F. Pennock
   03  Ruth H. Quigley   06  Albert R. Dowden    09  Carl Frischling     12  Louis S. Sklar

   To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number on the line provided.
   ____________________________________________________________________________________________
                                                                                                    FOR    AGAINST     ABSTAIN
2. To approve a new Investment Advisory Agreement with A I M Advisors, Inc.                         O         O           O  2.

3. To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and
   INVESCO Asset Management Limited.                                                                Not Applicable        O  3.

4. To approve changing the Fund's fundamental investment restrictions.
   a) Modification of Fundamental Restriction on Portfolio Diversification.                         O         O           O  4a.

   b) Modification of Fundamental Restriction on Issuing Senior Securities and Borrowing Money.     O         O           O  4b.

   c) Modification of Fundamental Restriction on Underwriting Securities.                           O         O           O  4c.

   d) Modification to or Addition of Fundamental Restriction on Industry Concentration.             O         O           O  4d.

   e) Modification of Fundamental Restriction on Real Estate Investments.                           O         O           O  4e.

   f) Modification of Fundamental Restriction on Purchasing or Selling Commodities.                 O         O           O  4f.

   g) Modification of Fundamental Restriction on Making Loans.                                      O         O           O  4g.

   h) Modification of Fundamental Policy on Investment in Investment Companies.                     O         O           O  4h.

5. To approve making the investment objective of the Fund non-fundamental.                          O         O           O  5.

6. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants                 O         O           O  6.
   for the fiscal year ending in 2001.

7. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE
   THE MEETING OR ANY ADJOURNMENT THEREOF.
                                                                                                         579,679,379

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
PROXY CARD     PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY!       PROXY CARD

     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 17, 2001

                   PROXY SOLICITED BY THE BOARD OF TRUSTEES

***  CONTROL NUMBER:  999  999  999  999    ***


AIM GLOBAL TRENDS FUND
A PORTFOLIO OF AIM SERIES TRUST

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on August 17, 2001, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

                                         Proxy must be signed and dated below.

                                        Dated ___________________
                                        ______________________________________
                                       |                                      |
                                       |                                      |
                                       |______________________________________|
                                           Signature(s) (if held jointly)

                                       NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                       APPEARS ON THIS PROXY CARD. All joint
                                       owners should sign. When signing as
                                       executor, administrator, attorney,
                                       trustee or guardian or as custodian
                                       for a minor, please give full title
                                       as such. If a corporation, please
                                       sign in full corporate name and
                                       indicate the signer's office. If a
                                       partner, sign in the partnership name.

                                                                   584,684,384

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" EACH TRUSTEE AND "FOR"THE APPROVAL OF EACH OTHER PROPOSAL.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.   |X|                  FOR    WITHHOLD    FOR ALL
PLEASE DO NOT USE FINE POINT PENS.                                                                 ALL    AUTHORITY   EXCEPT
                                                                                                           FOR ALL
                                                                                                           NOMINEES

1. To elect twelve individuals to the Board of Trustees of AIM Series Trust,                        O         O           0  1.
   each of whom will serve until his or her successor is elected and qualified:

   01  Robert H. Graham  04  Bruce L. Crockett   07  Edward K. Dunn, Jr. 10  Prema Mathai-Davis
   02  Frank S. Bayley   05  Owen Daly II        08  Jack M. Fields      11  Lewis F. Pennock
   03  Ruth H. Quigley   06  Albert R. Dowden    09  Carl Frischling     12  Louis S. Sklar;

   To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number on the line provided.

   ____________________________________________________________________________________________
                                                                                                    FOR    AGAINST     ABSTAIN
2. To approve a new Investment Advisory Agreement with A I M Advisors, Inc.                         O         O           O  2.

3. To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and
INVESCO Asset Management Limited.                                                                      NOT APPLICABLE        3.

4. To approve changing the Fund's fundamental investment restrictions.
   a) Modification of Fundamental Restriction on Portfolio Diversification.                            NOT APPLICABLE        4a.

   b) Modification of Fundamental Restriction on Issuing Senior Securities and Borrowing Money.        NOT APPLICABLE        4b.

   c) Modification of Fundamental Restriction on Underwriting Securities.                              NOT APPLICABLE        4c.

   d) Modification to or Addition of Fundamental Restriction on Industry Concentration.             O         O           O  4d.

   e) Modification of Fundamental Restriction on Real Estate Investments.                              NOT APPLICABLE        4e.

   f) Modification of Fundamental Restriction on Purchasing or Selling Commodities.                 O         O           O  4f.

   g) Modification of Fundamental Restriction on Making Loans.                                      O         O           O  4g.

   h) Modification of Fundamental Policy on Investment in Investment Companies.                        NOT APPLICABLE        4h.

5. To approve making the investment objective of the Fund non-fundamental.                          O         O           O  5.

6. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants                 O         O           O  6.
   for the fiscal year ending in 2001.

7. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE
   THE MEETING OR ANY ADJOURNMENT THEREOF.
                                                                                                         584,684,384

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
PROXY CARD     PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY!       PROXY CARD

     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 17, 2001

                   PROXY SOLICITED BY THE BOARD OF TRUSTEES

***  CONTROL NUMBER:  999  999  999  999    ***


AIM MID CAP EQUITY FUND
A PORTFOLIO OF AIM GROWTH SERIES

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on August 17, 2001, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

                                         Proxy must be signed and dated below.

                                        Dated ___________________ 2001
                                        ______________________________________
                                       |                                      |
                                       |                                      |
                                       |______________________________________|
                                           Signature(s) (if held jointly)

                                       NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                       APPEARS ON THIS PROXY CARD. All joint
                                       owners should sign. When signing as
                                       executor, administrator, attorney,
                                       trustee or guardian or as custodian
                                       for a minor, please give full title
                                       as such. If a corporation, please
                                       sign in full corporate name and
                                       indicate the signer's office. If a
                                       partner, sign in the partnership name.

                                                                   546,646,346

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" EACH TRUSTEE AND "FOR"THE APPROVAL OF EACH OTHER PROPOSAL.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.   |X|                  FOR    WITHHOLD    FOR ALL
PLEASE DO NOT USE FINE POINT PENS.                                                                 ALL    AUTHORITY   EXCEPT
                                                                                                           FOR ALL
                                                                                                           NOMINEES

1. To elect twelve individuals to the Board of Trustees of AIM Growth Series,                       O         O           0  1.
   each of whom will serve until his or her successor is elected and qualified:

   01  Robert H. Graham  04  Bruce L. Crockett   07  Edward K. Dunn, Jr. 10  Prema Mathai-Davis
   02  Frank S. Bayley   05  Owen Daly II        08  Jack M. Fields      11  Lewis F. Pennock
   03  Ruth H. Quigley   06  Albert R. Dowden    09  Carl Frischling     12  Louis S. Sklar

   To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number on the line provided.
   ____________________________________________________________________________________________
                                                                                                    FOR    AGAINST     ABSTAIN
2. To approve a new Investment Advisory Agreement with A I M Advisors, Inc.                         O         O           O  2.

3. To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and
   INVESCO Asset Management Limited.                                                                NOT APPLICABLE        O  3.

4. To approve changing the Fund's fundamental investment restrictions.
   a) Modification of Fundamental Restriction on Portfolio Diversification.                         O         O           O  4a.

   b) Modification of Fundamental Restriction on Issuing Senior Securities and Borrowing Money.     O         O           O  4b.

   c) Modification of Fundamental Restriction on Underwriting Securities.                           O         O           O  4c.

   d) Modification to or Addition of Fundamental Restriction on Industry Concentration.             O         O           O  4d.

   e) Modification of Fundamental Restriction on Real Estate Investments.                           O         O           O  4e.

   f) Modification of Fundamental Restriction on Purchasing or Selling Commodities.                 O         O           O  4f.

   g) Modification of Fundamental Restriction on Making Loans.                                      O         O           O  4g.

   h) Modification of Fundamental Policy on Investment in Investment Companies.                     O         O           O  4h.

5. To approve making the investment objective of the Fund non-fundamental.                          O         O           O  5.

6. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants                 O         O           O  6.
   for the fiscal year ending in 2001.

7. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE
   THE MEETING OR ANY ADJOURNMENT THEREOF.
                                                                                                         546,646,346

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
PROXY CARD     PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY!       PROXY CARD

     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 17, 2001

                   PROXY SOLICITED BY THE BOARD OF TRUSTEES

***  CONTROL NUMBER:  999  999  999  999    ***


AIM STRATEGIC INCOME FUND
A PORTFOLIO OF AIM INVESTMENT FUNDS

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on August 17, 2001, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

                                         Proxy must be signed and dated below.

                                        Dated ___________________ 2001
                                        ______________________________________
                                       |                                      |
                                       |                                      |
                                       |______________________________________|
                                           Signature(s) (if held jointly)

                                       NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                       APPEARS ON THIS PROXY CARD. All joint
                                       owners should sign. When signing as
                                       executor, administrator, attorney,
                                       trustee or guardian or as custodian
                                       for a minor, please give full title
                                       as such. If a corporation, please
                                       sign in full corporate name and
                                       indicate the signer's office. If a
                                       partner, sign in the partnership name.

                                                                  548,648,348

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" EACH TRUSTEE AND "FOR"THE APPROVAL OF EACH OTHER PROPOSAL.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.   |X|                  FOR    WITHHOLD    FOR ALL
PLEASE DO NOT USE FINE POINT PENS.                                                                 ALL    AUTHORITY   EXCEPT
                                                                                                           FOR ALL
                                                                                                           NOMINEES

1. To elect twelve individuals to the Board of Trustees of AIM Investment Funds,                    O         O           0  1.
   each of whom will serve until his or her successor is elected and qualified:

   01  Robert H. Graham  04  Bruce L. Crockett   07  Edward K. Dunn, Jr. 10  Prema Mathai-Davis
   02  Frank S. Bayley   05  Owen Daly II        08  Jack M. Fields      11  Lewis F. Pennock
   03  Ruth H. Quigley   06  Albert R. Dowden    09  Carl Frischling     12  Louis S. Sklar

   To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number on the line provided.
   ____________________________________________________________________________________________
                                                                                                    FOR    AGAINST     ABSTAIN
2. To approve a new Investment Advisory Agreement with A I M Advisors, Inc.                         O         O           O  2.

3. To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and
   INVESCO Asset Management Limited.                                                                NOT APPLICABLE        O  3.

4. To approve changing the Fund's fundamental investment restrictions.
   a) Modification of Fundamental Restriction on Portfolio Diversification.                         NOT APPLICABLE        O  4a.

   b) Modification of Fundamental Restriction on Issuing Senior Securities and Borrowing Money.     O         O           O  4b.

   c) Modification of Fundamental Restriction on Underwriting Securities.                           O         O           O  4c.

   d) Modification to or Addition of Fundamental Restriction on Industry Concentration.             O         O           O  4d.

   e) Modification of Fundamental Restriction on Real Estate Investments.                           O         O           O  4e.

   f) Modification of Fundamental Restriction on Purchasing or Selling Commodities.                 O         O           O  4f.

   g) Modification of Fundamental Restriction on Making Loans.                                      O         O           O  4g.

   h) Modification of Fundamental Policy on Investment in Investment Companies.                     O         O           O  4h.

5. To approve making the investment objective of the Fund non-fundamental.                          O         O           O  5.

6. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants                 O         O           O  6.
   for the fiscal year ending in 2001.

7. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE
   THE MEETING OR ANY ADJOURNMENT THEREOF.
                                                                                                         548,648,348

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
PROXY CARD     PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY!       PROXY CARD

     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 17, 2001

                   PROXY SOLICITED BY THE BOARD OF TRUSTEES

***  CONTROL NUMBER:  999  999  999  999    ***


AIM GLOBAL HEALTH CARE FUND
A PORTFOLIO OF AIM INVESTMENT FUNDS

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on August 17, 2001, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

                                         Proxy must be signed and dated below.

                                        Dated ___________________ 2001
                                        ______________________________________
                                       |                                      |
                                       |                                      |
                                       |______________________________________|
                                           Signature(s) (if held jointly)

                                       NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                       APPEARS ON THIS PROXY CARD. All joint
                                       owners should sign. When signing as
                                       executor, administrator, attorney,
                                       trustee or guardian or as custodian
                                       for a minor, please give full title
                                       as such. If a corporation, please
                                       sign in full corporate name and
                                       indicate the signer's office. If a
                                       partner, sign in the partnership name.

                                                                  551,651,351

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.   |X|                  FOR    WITHHOLD    FOR ALL
PLEASE DO NOT USE FINE POINT PENS.                                                                 ALL    AUTHORITY   EXCEPT
                                                                                                           FOR ALL
                                                                                                           NOMINEES

1. To elect twelve individuals to the Board of Trustees of AIM Investment Funds,                    O         O           0  1.
   each of whom will serve until his or her successor is elected and qualified:

   01  Robert H. Graham  04  Bruce L. Crockett   07  Edward K. Dunn, Jr. 10  Prema Mathai-Davis
   02  Frank S. Bayley   05  Owen Daly II        08  Jack M. Fields      11  Lewis F. Pennock
   03  Ruth H. Quigley   06  Albert R. Dowden    09  Carl Frischling     12  Louis S. Sklar

   TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
   THE NOMINEE'S NUMBER ON THE LINE PROVIDED.
   ____________________________________________________________________________________________
                                                                                                    FOR    AGAINST     ABSTAIN
2. To approve a new Investment Advisory Agreement with A I M Advisors, Inc.                         O         O           O  2.

3. To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and
   INVESCO Asset Management Limited.                                                               NOT APPLICABLE         O  3.

4. To approve changing the Fund's fundamental investment restrictions.
   a) Modification of Fundamental Restriction on Portfolio Diversification.                         O         O           O  4a.

   b) Modification of Fundamental Restriction on Issuing Senior Securities and Borrowing Money.     O         O           O  4b.

   c) Modification of Fundamental Restriction on Underwriting Securities.                           O         O           O  4c.

   d) Modification to or Addition of Fundamental Restriction on Industry Concentration.             O         O           O  4d.

   e) Modification of Fundamental Restriction on Real Estate Investments.                           O         O           O  4e.

   f) Modification of Fundamental Restriction on Purchasing or Selling Commodities.                 O         O           O  4f.

   g) Modification of Fundamental Restriction on Making Loans.                                      O         O           O  4g.

   h) Modification of Fundamental Policy on Investment in Investment Companies.                     O         O           O  4h.

5. To approve making the investment objective of the Fund non-fundamental.                          O         O           O  5.

6. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants                 O         O           O  6.
   for the fiscal year ending in 2001.

7. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE
   THE MEETING OR ANY ADJOURNMENT THEREOF.
                                                                                                         551,651,351